As filed with the Securities and Exchange Commission

On October 13, 2006

1933 Act Registration Number 333-107797

1940 Act Registration Number 811-21410

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933	☒

Post-Effective Amendment No. 10	☒

and/or

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940	☒

Amendment No. 11	☒

The Weitz Funds

(Exact Name of Registrant as Specified in Charter)

Suite 600

1125 South 103 Street

Omaha, NE 68124-6008

(Address of Principal Office)

Registrant’s Telephone Number, including Area Code:

402-391-1980

Wallace R. Weitz

Suite 600

1125 South 103 Street

Omaha, NE 68124-6008

(Name and Address of Agent for Service)

Copies of all communications to:

Patrick W.D. Turley, Esq.

Dechert LLP

1775 Eye Street N.W.

Washington, DC 20006-2401

It is proposed that this filing will become effective seventy-five days after filing pursuant to paragraph (a) of Rule 485.

THE WEITZ FUNDS

The information in this prospectus is not complete and may be changed. We may not sell these securities until the registration statement filed with the Securities and Exchange Commission is effective. This prospectus is not an offer to sell these securities and is not soliciting an offer to buy these securities in any state where the offer or sale is not permitted.

Nebraska Tax-Free Income Fund

PROSPECTUS

December 29, 2006

Neither the Securities and Exchange Commission nor any state securities commission has approved or disapproved of these securities or determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

TABLE OF CONTENTS

Nebraska Tax-Free Income Fund Summary	3

Performance of the Predecessor Partnership	6

Fund Expenses	7

More About the Fund	8

Purchasing Shares	11

Redeeming Shares	17

Exchanging Shares	21

Pricing of Shares	22

Distributions and Taxes	23

Management	25

Additional Information	27

Notice of Privacy Policy and Procedures	29

NEBRASKA TAX-FREE INCOME FUND SUMMARY

Investment Objective

The investment objective of the Nebraska Tax-Free Income Fund ("the Fund") is to provide a high level of current income that is exempt from both federal and Nebraska personal income taxes. A secondary objective is the preservation of capital.

Principal Investment Strategies

The Fund seeks to achieve these objectives by investing, under normal circumstances, at least 80% of its net assets in municipal securities that generate income exempt from Nebraska state income tax and from federal income tax, including the alternative minimum tax or in open or closed-end mutual funds which in turn invest in such assets. This policy is fundamental and may not be changed without shareholder approval. Municipal bonds are debt obligations (including, without limitation, bonds, notes, commercial paper and lease obligations) generally issued to obtain funds for various public purposes, including the construction of public facilities, the refinancing of outstanding obligations, and the financing of certain general operating expenses. Municipal bonds may include general obligation bonds, which are backed by the full faith and credit of the issuer and may be repaid from any revenue source and revenue bonds, which may be repaid only from the revenue of a specific facility or project. The Fund may also invest up to 20% of its assets in securities that pay interest that may be subject to the federal alternative minimum tax and, although not anticipated, in securities that pay taxable interest.

The Fund will invest primarily in investment-grade securities rated Baa and BBB or better by Moody's Investors Service or Standard & Poor's Corporation (or unrated but determined by Wallace R. Weitz & Company ("Weitz & Co."), the Fund's investment adviser, to be of equivalent quality). The Fund may also invest up to 20% of its assets in lower quality, lower rated debt securities rated Ba and BB or below (or unrated but determined by Weitz & Co. to be of equivalent quality).

If Weitz & Co. determines that prevailing abnormal market or economic conditions warrant a temporary defensive position, a greater portion of the Fund's portfolio may be retained in cash or cash equivalents, such as money market fund shares, repurchase agreements on U.S. Government securities or other high quality fixed income securities. In the event the Fund takes such a temporary defensive position, it may not achieve its investment objective during this temporary period.

Weitz & Co. selects fixed income securities whose yield is sufficiently attractive in view of the risks of ownership. In deciding whether the Fund should invest in particular fixed income securities, Weitz & Co. considers a number of factors such as price, coupon and yield-to-maturity, as well as the credit quality of the issuer. In addition, Weitz & Co. reviews the terms of the fixed income security, including subordination, default, sinking fund, and early redemption provisions. Although the Fund has no limitations on the maturities of individual securities, the average dollar-weighted maturity of the Fund's portfolio is generally expected to be less than ten years.

Principal Risks

You should be aware that an investment in the Fund involves certain risks, including the following:

•  Price of Shares Will Fluctuate As with any other mutual fund, the share price of the Fund will fluctuate daily depending on general market conditions and other factors. Your may lose money if you invest in the Fund.

•  Interest Rate Risk The market value of a bond is significantly affected by changes in interest rates. Generally, the longer the average maturity of the bonds in the Fund's investment portfolio, the more the Fund's share price will fluctuate in response to interest rate changes.

•  Credit Risk When a debt obligation is purchased, its anticipated yield is dependent on the timely payment by the issuer of each installment of interest and principal. Lower-rated and unrated debt obligations, while often having a higher yield than higher-rated debt obligations, involve an increased possibility that the issuer may not be able to make its payments of interest and principal. During periods of deteriorating economic and market conditions, the market value of lower-rated and unrated bonds may decline due to concerns over credit quality. In addition, the liquidity of such securities may be affected, making it more difficult for the Fund to sell the security. Some of the Fund's portfolio securities may be supported by credit enhancements. These securities have the credit risk of the entity providing the credit support. To the extent that the Fund holds insured securities, a change in the credit rating of any one or more of the municipal bond insurers that insure securities in the Fund's portfolio may affect the value of the securities they insure, the Fund's share price and Fund performance. The Fund may also be adversely impacted by the inability of an insurer to meet its insurance obligations.

•  No Insurance or Guarantee An investment in the Fund is not insured nor guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other agency of the United States Government.

•  Nebraska State-Specific Risk Because the Fund invests primarily in Nebraska municipal securities, the Fund is more vulnerable to unfavorable economic, political or regulatory developments in Nebraska than are funds that invest in municipal securities of many states. These events may include economic or political policy changes, tax base erosion, state limits on tax increases, budget deficits and other financial difficulties, as well as changes in the credit ratings assigned to the state's municipal issuers. Neither the State of Nebraska nor its agencies may issue general obligation bonds secured by the full faith and credit of the State. In addition, the economy of the State is heavily agricultural and changes in the agricultural sector may adversely affect taxes and other municipal revenues. Unfavorable developments in any economic sector may have far-reaching ramifications on the overall Nebraska municipal market.

•  Call Risk During periods of falling interest rates, the issuers of callable bonds may call (repay) securities with higher interest rates before their maturity dates. The Fund would then lose potential price appreciation and would be forced to reinvest the unanticipated proceeds at lower interest rates, resulting in a decline in the Fund's income. Call risk is generally higher for long-term bond funds.

•  Failure to Meet Investment Objective There can be no assurance that the Fund will meet its investment objective.

•  Investments in Other Investment Companies The Fund may invest in the shares of other investment companies. Investing in the shares of other investment companies involves the risk that such other investment companies will not achieve their objectives or will achieve a yield or return that is lower than that of the Fund. To the extent that the Fund is invested in the shares of other investment companies, the Fund will incur additional expenses due to the duplication of fees and expenses as a result of investing in investment company shares.

•  When-Issued and Delayed Delivery Transactions Municipal securities may be issued on a when-issued or delayed delivery basis, where payment and delivery take place at a future date. Since the market price of the security may fluctuate during the time before payment and delivery, the Fund assumes the risk that the value of the security at delivery may be more or less than the purchase price.

•  Municipal Lease Obligations The Fund may invest in Municipal Lease Obligations. Municipal Lease Obligations differ from other municipal securities because the relevant legislative body must appropriate the money each year to make the lease payments. If the money is not appropriated, the lease can be cancelled without penalty and investors who own the lease obligations may not be paid.

•  No Guarantee That Income Will Remain Tax Exempt There is no guarantee that all of the Fund's income will remain exempt from federal or state income taxes. Income from municipal bonds held by the Fund could be declared taxable because of unfavorable changes in tax laws, adverse interpretations by the Internal Revenue Service or state tax authorities, or noncompliant conduct of a bond issuer.

•  Fund is Non-Diversified Because the Fund is non-diversified, it may have larger positions in the securities of particular issuers than a diversified fund. A concentrated portfolio is more likely to experience significant fluctuations in value, exposing the Fund to a greater risk of loss in any given period than a diversified fund.

PERFORMANCE OF PREDECESSOR PARTNERSHIP

As of December 29, 2006, the Fund succeeded to substantially all of the assets of Weitz Income Partners Limited Partnership (the "Predecessor Partnership"). The following chart and table provides an indication of the risks of investing in the Fund by showing changes in the Predecessor Partnership's performance from year to year over the periods indicated and by showing how the Predecessor Partnership's average annual returns for the periods indicated compared to those of a relevant municipal bond index. The Fund's investment objectives, policies, guidelines and restrictions are materially equivalent to those of the Predecessor Partnership and the Predecessor Partnership was managed at all times with full investment authority by Weitz & Co. Performance numbers are presented after deducting all fees and expenses of the Predecessor Partnership. During this period, the Predecessor Partnership was not subject to certain investment restrictions, diversification requirements and other restrictions of the Investment Company Act of 1940 or the Internal Revenue Code, which if applicable, might have adversely affected the performance of the Predecessor Partnership. In considering the information set forth below you should remember that past performance is not necessarily an indication of how the Fund will perform in the future.

Calendar Year Total Returns

Average Annual Returns (for periods ended December 31, 2005)

	1-year	5-year	10-year
Return Before Taxes	2.16%	4.32%	4.88%
Return After Taxes on Distributions**	N/A	N/A	N/A
Return After Taxes on Distributions and Sale of Fund Shares**	N/A	N/A	N/A
Lehman Brothers 5-Year Municipal Bond Index*	0.95%	4.62%	4.78%

*  The Lehman Brothers Municipal Bond Index is an unmanaged index of long-term, fixed-rate, investment-grade, tax-exempt bonds representative of the municipal bond market. The Lehman Brothers 5-Year Municipal Bond Index is the 5-year (4-6) year component of the Lehman Brothers Municipal Bond Index. The index does not reflect the deduction of fees or expenses associated with a mutual fund or the impact of taxes.

**  After tax returns are not provided because the Predecessor Partnership's tax treatment was different than that of a registered investment company.

FUND EXPENSES

The table below describes the fees and expenses that you may pay if you buy and hold shares of the Fund:

Shareholder Fees (fees paid directly from your investment)
Maximum Sales Charge (Load) Imposed on Purchases	None
Maximum Deferred Sales Charge (Load)	None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends	None
Redemption Fee	None
Exchange Fee	None
Annual Fund Operating Expenses (expenses that are deducted from Fund assets)
Management Fees	.40%
Distribution (12b-1) Fees	None
Other Expenses*	.31%
Total Annual Fund Operating Expenses**	.71%

  *  "Other expenses" are based upon estimated amounts for the current fiscal year.

  **  Weitz & Co. has voluntarily agreed to reimburse the Fund or to pay directly a portion of the Fund's expenses to the extent that the Total Annual Fund Operating Expenses, excluding taxes, interest and brokerage commissions, exceed 0.75% of the Fund's average daily net assets. This voluntary fee waiver agreement can be terminated at any time.

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be as set forth in the table to the right:

1 year	$73
3 years	227
5 years	395
10 years	883

MORE ABOUT THE FUND

Investment Objective

The investment objective of the Nebraska Tax-Free Income Fund ("the Fund") is to provide a high level of current income that is exempt from both federal and Nebraska personal income taxes. A secondary objective is the preservation of capital.

Principal Investment Strategies

The Fund seeks to achieve these objectives by investing, under normal circumstances, at least 80% of its net assets in municipal securities that generate income exempt from Nebraska state income tax and from federal income tax, including the alternative minimum tax or in open or closed-end mutual funds which in turn invest in such assets. This policy is fundamental and may not be changed without shareholder approval. Municipal bonds are debt obligations (including, without limitation, bonds, notes commercial paper and lease obligations) generally issued to obtain funds for various public purposes, including the construction of public facilities, the refinancing of outstanding obligations, and the financing of certain general operating expenses. Municipal bonds may include general obligation bonds, which are backed by the full faith and credit of the issuer and may be repaid from any revenue source and revenue bonds, which may be repaid only from the revenue of a specific facility or project. The Fund may also invest up to 20% of its assets in securities that pay interest that may be subject to the federal alternative minimum tax and, although not anticipated, in securities that pay taxable interest.

The Fund will invest primarily in investment-grade securities rated Baa and BBB or better by Moody's Investors Service or Standard & Poor's Corporation (or unrated but determined by Wallace R. Weitz & Company ("Weitz & Co."), the Fund's investment adviser, to be of equivalent quality). The Fund may also invest up to 20% of its assets in lower quality, lower rated debt securities rated Ba and BB or below (or unrated but determined by Weitz & Co. to be of equivalent quality).

If Weitz & Co. determines that prevailing abnormal market or economic conditions warrant a temporary defensive position, a greater portion of the Fund's portfolio may be retained in cash or cash equivalents, such as money market fund shares, repurchase agreements on U.S. Government securities or other high quality fixed income securities. In the event the Fund takes such a temporary defensive position, it may not achieve its investment objective during this temporary period.

Weitz & Co. selects fixed income securities whose yield is sufficiently attractive in view of the risks of ownership. In deciding whether the Fund should invest in particular fixed income securities, Weitz & Co. considers a number of factors such as price, coupon and yield-to-maturity, as well as the credit quality of the issuer. In addition, Weitz & Co. reviews the terms of the fixed income security, including subordination, default, sinking fund, and early redemption provisions. Although the Fund has no limitations on the maturities of individual securities, the average dollar-weighted maturity of the Fund's portfolio is generally expected to be less than ten years.

Principal Risks

You should be aware that an investment in the Fund involves certain risks, including the following:

•  Price of Shares Will Fluctuate As with any other mutual fund, the share price of the Fund will fluctuate daily depending on general market conditions and other factors. Your may lose money if you invest in the Fund.

•  Interest Rate Risk The market value of a bond is significantly affected by changes in interest rates. Generally, the longer the average maturity of the bonds in the Fund's investment portfolio, the more the Fund's share price will fluctuate in response to interest rate changes.

•  Credit Risk When a debt obligation is purchased, its anticipated yield is dependent on the timely payment by the issuer of each installment of interest and principal. Lower-rated and unrated debt obligations, while often having a higher yield than higher-rated debt obligations, involve an increased possibility that the issuer may not be able to make its payments of interest and principal. During periods of deteriorating economic and market conditions, the market value of lower-rated and unrated bonds may decline due to concerns over credit quality. In addition, the liquidity of such securities may be affected, making it more difficult for the Fund to sell the security. Some of the Fund's portfolio securities may be supported by credit enhancements. These securities have the credit risk of the entity providing the credit support. To the extent that the Fund holds insured securities, a change in the credit rating of any one or more of the municipal bond insurers that insure securities in the Fund's portfolio may affect the value of the securities they insure, the Fund's share price and Fund performance. The Fund may also be adversely impacted by the inability of an insurer to meet its insurance obligations.

•  No Insurance or Guarantee An investment in the Fund is not insured nor guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other agency of the United States Government.

•  Nebraska State-Specific Risk Because the Fund invests primarily in Nebraska municipal securities, the Fund is more vulnerable to unfavorable economic, political or regulatory developments in Nebraska than are funds that invest in municipal securities of many states. These events may include economic or political policy changes, tax base erosion, state limits on tax increases, budget deficits and other financial difficulties, as well as changes in the credit ratings assigned to the state's municipal issuers. Neither the State of Nebraska nor its agencies may issue general obligation bonds secured by the full faith and credit of the State. In addition, the economy of the State is heavily agricultural and changes in the agricultural sector may adversely affect taxes and other municipal revenues. Unfavorable developments in any economic sector may have far-reaching ramifications on the overall Nebraska municipal market.

•  Call Risk During periods of falling interest rates, the issuers of callable bonds may call (repay) securities with higher interest rates before their maturity dates. The Fund would then lose potential price appreciation and would be forced to reinvest the unanticipated proceeds at lower interest rates, resulting in a decline in the Fund's income. Call risk is generally higher for long-term bond funds.

•  Failure to Meet Investment Objective There can be no assurance that the Fund will meet its investment objective.

•  Investments in Other Investment Companies The Fund may invest in the shares of other investment companies. Investing in the shares of other investment companies involves the risk that such other investment companies will not achieve their objectives or will achieve a yield or return that is lower than that of the Fund. To the extent that the Fund is invested in the shares of other investment companies, the Fund will incur additional expenses due to the duplication of fees and expenses as a result of investing in investment company shares.

•  When-Issued and Delayed Delivery Transactions Municipal securities may be issued on a when-issued or delayed delivery basis, where payment and delivery take place at a future date. Since the market price of the security may fluctuate during the time before payment and delivery, the Fund assumes the risk that the value of the security at delivery may be more or less than the purchase price.

•  Municipal Lease Obligations The Fund may invest in Municipal Lease Obligations. Municipal Lease Obligations differ from other municipal securities because the relevant legislative body must appropriate the money each year to make the lease payments. If the money is not appropriated, the lease can be cancelled without penalty and investors who own the lease obligations may not be paid.

•  No Guarantee That Income Will Remain Tax Exempt There is no guarantee that all of the Fund's income will remain exempt from federal or state income taxes. Income from municipal bonds held by the Fund could be declared taxable because of unfavorable changes in tax laws, adverse interpretations by the Internal Revenue Service or state tax authorities, or noncompliant conduct of a bond issuer.

•  Fund is Non-Diversified Because the Fund is non-diversified, it may have larger positions in the securities of particular issuers than a diversified fund. A concentrated portfolio is more likely to experience significant fluctuations in value, exposing the Fund to a greater risk of loss in any given period than a diversified fund.

PURCHASING SHARES

Opening a Regular New Account

You can open a new account by:

•  Completing and signing a Weitz Funds purchase application;

•  Enclosing a check made payable to The Weitz Funds. We do not accept cash, money orders, post-dated checks, travelers checks, third-party checks, credit card convenience checks, instant loan checks, checks drawn on banks outside the U.S. or other checks deemed to be high risk checks;

•  Mailing the application and the check to:

By Mail:

The Weitz Funds

P.O. Box 219320

Kansas City, Missouri 64121-9320

By Certified or Overnight Delivery:

The Weitz Funds

c/o Boston Financial Data Services

330 W. 9th, 5th Floor

Kansas City, Missouri 64105

•  Providing other supporting legal documents that may be required in the case of estates, trusts, guardianships, custodianships, partnerships, corporations and certain other accounts.

The minimum investment required to open a regular account in the Fund is $5,000. There is currently no subsequent minimum investment requirement.

The Weitz Funds reserve the right, in its sole discretion, to reject any order or subsequent purchase, to waive initial investment minimums for new accounts and to modify investment minimums from time to time. All purchase orders are subject to acceptance by authorized officers of The Weitz Funds and are not binding until so accepted.

Boston Financial Data Services ("BFDS") is the sub-transfer agent for the Fund. Any checks received directly by the Fund at its business address will be forwarded promptly to BFDS and processed when received by BFDS.

Purchasing Shares of the Fund

You pay no sales charge when you purchase shares of the Fund. The price you pay for the Fund's shares is the Fund's net asset value per share which is calculated once each day generally as of the close of trading on the New York Stock Exchange (ordinarily 3:00 p.m.

Central Time) on days on which the exchange is open for business. If your purchase request is received in good order on any day prior to such time, your purchase price will be the net asset value calculated on that day. If your purchase request is received in good order on any day after such time, your purchase price will be the net asset value calculated on the next business day. We cannot hold investments to be processed at a later date. The shares you purchase must be qualified for sale in your state of residence. You should purchase shares of the Fund only if you intend to be a patient long-term investor. Excessive trading into or out of the Fund may harm the Fund's performance by disrupting the portfolio management process. Such trading may also increase expenses for other shareholders. If you engage in this type of activity, your trading privileges may be suspended or terminated. All purchases are subject to acceptance by the Fund and the Fund reserves the right to reject any purchase in order to prevent transactions considered to be harmful to existing shareholders. See the caption Frequent Trading Policy on Page 20 for additional information about the Fund's policy with respect to frequent or excessive trading.

You can purchase shares in the following manner:

By Mail.  You can purchase additional shares in an existing account by:

•  Sending a check made payable to The Weitz Funds. We do not accept cash, money orders, post-dated checks, travelers checks, third-party checks, credit card convenience checks, instant loan checks, checks drawn on banks outside the U.S. or other checks deemed to be high risk checks;

•  Completing the information on the remittance stub which is the bottom portion of your most recent transaction statement;

•  Mailing the check and remittance stub to:

By Mail:

The Weitz Funds

P.O. Box 219320

Kansas City, Missouri 64121-9320

By Certified or Overnight Delivery:

The Weitz Funds

c/o Boston Financial Data Services

330 W. 9th, 5th Floor

Kansas City, Missouri 64105

If the remittance stub is not available, please indicate on your check or on a separate piece of paper your account name, address and account number. If you are purchasing shares for a new account, please see the procedures described above under the heading "Opening a Regular New Account."

If your check is returned because of insufficient funds or because you have stopped payment on the check, you will be responsible for any losses sustained by the Fund as a result of custodian or transfer agent fees or a decline in the net asset value when the shares are cancelled. If you are an existing shareholder, losses may be collected by redeeming shares from your account.

By Wire.  You can purchase shares with payment by bank wire by:

•  Calling Client Services at 402-391-1980 or 800-304-9745 and furnishing your account name, address and account number together with the amount being wired and the name of the wiring bank;

•  Instructing the bank to wire funds as follows:

State Street Bank & Trust

ABA# 101003621

DDA# 8907561075

Weitz Funds Purchase Account

For credit to:

Nebraska Tax-Free Income Fund	311

For the account of: Your Account Number and Name

If you are purchasing shares by wire for a new account, you must send a completed purchase application to The Weitz Funds at the address set forth above prior to wiring your payment.

The Weitz Funds will not be responsible for the consequences of delays in the bank or Federal Reserve wire system. Banks may impose a charge for the wire transfer of funds.

By Automatic Investment.  At the time you open an account you can choose to make automatic investments in shares of the Fund (minimum investment of $100) at regular intervals (on the 1st or 15th day of the month or, if such day is not a business day, on the next following business day) by:

•  Completing the Automatic Investment Account Option of the purchase application; and

•  Sending a voided check from your bank account.

Your request to establish automatic investment privileges must be received by The Weitz Funds at least 15 days prior to the initial automatic investment.

You can add or cancel the automatic investment service or change the amount by sending a request in writing to The Weitz Funds that must be received at least three business days before the effective date of the change.

If your automatic investment transaction is returned by the bank, The Weitz Funds may hold you responsible for any costs to the Fund resulting from (i) fees charged to the Fund or (ii) a decline in the net asset value of the Fund when the shares issued are canceled.

Purchasing Through Others

Shares of the Fund may also be purchased through certain broker-dealers or other financial intermediaries that have entered into selling agreements or related arrangements with Weitz & Co. or its affiliates. If you invest through such entities, you must follow their procedures for buying and selling shares. Please note that such financial intermediaries may charge you fees in connection with purchases of Fund shares. Such broker-dealers or financial intermediaries are authorized to designate other intermediaries to accept purchase and redemption orders on behalf of the Fund. If the broker-dealer or financial intermediary submits trades to the Fund, the Fund will use the time of day when such entity or its designee receives the order to determine the time of purchase or redemption, and will process the order at the next closing price computed after receipt. The broker-dealer or financial intermediary generally has the responsibility of sending prospectuses, shareholder reports, statements and tax forms to their clients.

Weitz & Co. may, from time to time, make payments to broker-dealers or other financial intermediaries for certain services to the Fund and/or its shareholders, including sub-administration, sub-transfer agency and shareholder servicing.

Changing Your Address

You can change the address on your account by sending a written request to The Weitz Funds. Your written request must be signed by all registered owners of the account and should include your account name(s), account number(s) and both the new and old addresses. To protect you and the Fund, any redemption request received within 15 days of an address change must be accompanied by a signature guarantee, as described below.

Confirmations and Shareholder Reports

Each time you purchase, redeem or exchange shares, you will receive a confirmation of the transaction from The Weitz Funds. At the end of each calendar quarter you will receive a statement which will include information on activity in your account.

You should review your confirmations and statements for accuracy and report any discrepancies to us promptly.

The Fund also provides quarterly shareholder reports which include a listing of the securities in the portfolio at the end of the quarter, together with a letter from the portfolio manager discussing, among other things, investment results for the quarter. The annual report for the Fund will include the Fund's audited financial statements for the previous fiscal year and the semi-annual report will include unaudited financial statements.

To reduce the volume of mail you receive, The Weitz Funds will send a single copy of most financial reports and prospectuses to a shareholder with multiple accounts (single, retirement, joint, etc.) if such accounts have the same tax identification number and the same address. You may request that additional copies be sent by notifying The Weitz Funds.

Important Information About Procedures for Opening an Account

To help the government fight the funding of terrorism and money laundering activities, Federal law requires all financial institutions, including The Weitz Funds, to obtain, verify and record information that identifies each customer (as defined in the Department of Treasury's Customer Identification Program for Mutual Funds) who opens an account, and to determine whether such person's name appears on government lists of known or suspected terrorists and terrorist organizations.

What this means for you: The Weitz Funds must obtain the following information for each customer who opens an account:

•  Name;

•  Date of birth (for individuals);

•  Physical residential address (not post office boxes); and

•  Taxpayer Identification Number such as Social Security Number or other identifying number.

Following receipt of your information, The Weitz Funds will follow its Customer Identification Program to attempt to verify your identity. You may be asked to provide certain other documentation (such as a driver's license or a passport) in order to verify your identity. Additional information may be required to open accounts for corporations and other non-natural persons. The Weitz Funds will also follow its Customer Identification Program to obtain, verify and record the identity of persons authorized to act on accounts for such non-natural persons. Any documents requested in connection with the opening of an account will be utilized solely to establish the identity of customers in accordance with the requirements of law.

Federal law prohibits The Weitz Funds and other financial institutions from opening accounts unless the minimum identifying information is received. The Weitz Funds are also required to verify the identity of the new customer under The Weitz Fund's Customer Identification Program and may be required to reject a new account application, close your account or take other steps as they deem reasonable if they are unable to verify your identity. If an account is closed, the shares in that account will be redeemed at the net asset value determined on the redemption date.

Telephone Communications

Telephone conversations with The Weitz Funds may be recorded or monitored for verification, recordkeeping and quality assurance purposes.

Account Access Information

You may obtain personal account information:

•  On The Weitz Fund's website, www.weitzfunds.com;

•  By calling Client Services at 402-391-1980 or 800-304-9745 between 8:00 a.m. and 4:30 p.m. (Central Time); or

•  By calling the 24-hour automated customer service line at 800-773-6472.

REDEEMING SHARES

Redemption Procedures

Shares will be redeemed at the net asset value next determined after receipt of a redemption request in good order. If your redemption request is received in good order on any day prior to the close of the New York Stock Exchange (ordinarily 3:00 p.m. Central Time) on days on which the exchange is open for business, shares will be redeemed at the net asset value calculated on that day. If your redemption request is received in good order after such time, shares will be redeemed at the net asset value calculated on the next business day. There are no fees for redeeming shares. You must have a completed purchase application on file with The Weitz Funds before a redemption request will be accepted. In addition, The Weitz Funds must have received payment for the shares being redeemed and may delay the redemption payment (normally not more than 15 days) until the purchase funds have cleared. You can call Client Services at 402-391-1980 or 800-304-9745 if you have questions about the requirements for redemption requests.

You can redeem shares of the Fund at any time in the following manner:

By Written Request. You can redeem shares of the Fund by sending a redemption request in writing to The Weitz Funds. A written redemption request in good order should include the following:

•  Your account name, account number and Fund name;

•  The amount of the redemption being requested (specified in dollars or shares);

•  The signature of all account owners exactly as they are registered on the account; if you are a corporate or trust shareholder, the signature must be of an authorized person with an indication of the capacity in which such person is signing;

•  A signature guarantee, if required; and

•  Other supporting legal documents that may be required in the case of estates, trusts, guardianships, custodianships, partnerships, corporations and certain other accounts. (Corporate resolutions must be dated within six months of the redemption request.) You can call Client Services at 402-391-1980 or 800-304-9745 for information on which documents may be required.

Written redemption requests can be sent by mail or facsimile transmission to:

By Mail:

The Weitz Funds

P.O. Box 219320

Kansas City, Missouri 64121-9320

By Certified or Overnight Delivery:

The Weitz Funds

c/o Boston Financial Data Services

330 W. 9th, 5th Floor

Kansas City, Missouri 64105

Fax Number: 402-391-2125

By Telephone Request. If you have an individual account directly with the Fund, you can redeem shares of the Fund over the telephone up to a maximum amount of $100,000. Telephone redemptions cannot be made from corporate accounts or certain other accounts. The ability to redeem shares by telephone is automatically established on any account for which telephone redemptions are available unless the account holder requests otherwise. A telephone redemption request can be made by calling 402-391-1980 or 800-304-9745. If an account has multiple owners, The Weitz Funds may rely on the instructions of any one account owner. A telephone redemption request in good order should include the following:

•  Your account name, account number and Fund name;

•  The amount of the redemption being requested (specified in dollars or shares); and

•  Other identifying information which is requested.

Please retain the confirmation number assigned to your telephone redemption as proof of your trade. The Weitz Funds reserve the right to (i) refuse a telephone redemption if they believe it is advisable to do so; and (ii) revise or terminate the telephone redemption privilege at any time.

The Weitz Funds will employ reasonable procedures to confirm that instructions communicated by telephone are genuine, which will include use of specific identifying information. When such procedures are followed, The Weitz Funds will not be liable for losses caused by following telephone instructions which are reasonably believed to be genuine.

Redemption Payments

Payment for the shares redeemed will be made as soon as possible, but no later than seven days after the date of the receipt of your redemption request in good order. Payment will normally be made by check. Payment may also be made by wire transfer in accordance with wire instructions provided in writing to the Fund accompanied by a signature guarantee. The Weitz Funds reserve the right to require you to pay for the cost of transmitting the wire transfer. Your bank may also impose a charge to receive the wire transfer.

To protect you and the Fund, any redemption request received within 15 days of an address change must be accompanied by a signature guarantee.

A redemption of shares of the Fund is treated as a sale for tax purposes and will generally result in a short-term or long-term capital gain or loss, depending on how long you have owned the shares.

If the Post Office cannot deliver your check, or if your check remains uncashed for six months, The Weitz Funds reserve the right to reinvest your redemption proceeds in your account at the then current net asset value.

Signature Guarantees

The Weitz Funds reserve the right to require a signature guarantee on all redemptions. Signature guarantees will be required in the following circumstances:

•  A redemption request which is payable to anyone other than the shareholder of record;

•  A redemption request which is to be mailed to an address other than the address of record;

•  A redemption request which is payable to a bank account other than the bank account of record;

•  A redemption request received within 15 days of an address change; and

•  Instructions to establish or change wire instructions.

A signature-guaranteed request may not be sent by facsimile.

A signature guarantee must be obtained from an institution participating in the Securities Transfer Agent Medallion Program. Such institutions typically include commercial banks that are FDIC members, trust companies, and member firms of a domestic stock exchange. "STAMP 2000 Medallion Imprints" is the only form of signature guarantee that will be accepted. A notary public is not an eligible guarantor.

Other Redemption Information

Redemption payments normally will be made wholly in cash. The Fund may, however, redeem its shares through the distribution of portfolio securities if and to the extent that redemptions by the same shareholder during any 90-day period exceed the lesser of (i) $250,000, or (ii) one percent of the net assets of the Fund at the beginning of the period. Shareholders whose shares are redeemed in kind may be subject to brokerage commissions or other transaction charges upon the resale of the distributed securities.

The Fund may suspend redemptions or postpone payment at times when the New York Stock Exchange is closed for other than weekends or holidays, or under emergency circumstances as permitted by the U.S. Securities and Exchange Commission.

The Fund reserves the right to automatically redeem any account balance in cases where the account balance falls below $500. Shareholders will be notified in writing at least 60 days prior to the automatic redemption of their account due to an account balance falling below $500. Such automatic redemptions will reduce unnecessary administrative expenses and therefore, benefit the majority of shareholders.

Frequent Trading Policy

The Fund is intended for long-term investors and not for those who wish to trade frequently in Fund shares. Frequent trading into and out of the Fund can have adverse consequences for the Fund and for long-term shareholders in the Fund. The Weitz Funds believe that frequent or excessive short-term trading activity by shareholders of the Fund may be detrimental to long-term investors because those activities may, among other things: (a) dilute the value of shares held by long-term shareholders; (b) cause the Fund to maintain larger cash positions than would otherwise be necessary; (c) increase brokerage commissions and related costs and expenses; and (d) incur additional tax liability. The Fund therefore discourages frequent purchase and redemptions by shareholders and does not make any effort to accommodate this practice. To protect against frequent or excessive short-term trading, the Board of Trustees of the Fund has adopted policies and procedures that are intended to permit the Fund to curtail such activity by shareholders. At the present time the Fund does not impose limits on the frequency of purchases and redemptions, nor does it limit the number of exchanges into any of The Weitz Funds based upon the determination by the Board of Trustees that due to the nature of the Fund's investment objectives, it is generally subject to minimal risks of frequent trading. The Fund reserves the right, however, to impose certain limitations at any time with respect to trading in shares of the Fund, including suspending or terminating trading privileges in Fund shares, for any investor whom it believes has a history of abusive trading or whose trading, in the judgment of the Fund, has been or may be disruptive to the Fund. The Fund's ability to detect and prevent any abusive or excessive short-term trading may be limited to the extent such trading involves Fund shares held through omnibus accounts of a financial intermediary.

EXCHANGING SHARES

You can exchange shares of one Fund for shares of another Weitz Fund. Exchanges will only be made between accounts with identical registrations. Exchanges into the Partners III Opportunity Fund will be subject to that Fund's minimum investment requirement of $500,000. The ability to initiate such exchanges by telephone is automatically established on your account unless you request otherwise. You can request the exchange of shares by telephone or in writing in the following manner:

•  Provide the name of the Funds, the account name, account number and the dollar amount of shares to be exchanged; and

•  Other identifying information which is requested.

Please retain the confirmation number assigned to your telephone exchange as proof of your trade.

You should be aware that although there are no sales commissions or other transaction fees related to exchanging shares, such an exchange is treated as a sale of shares from a Fund and the purchase of shares of the other Fund and any gain or loss on the transaction will be reportable on your tax return. The price for the shares being exchanged will be the net asset value of the shares next determined after your exchange request is received.

The Weitz Funds will employ reasonable procedures to confirm that instructions communicated by telephone are genuine, which will include use of specific identifying information. When such procedures are followed, The Weitz Funds will not be liable for losses caused by following telephone instructions which are reasonably believed to be genuine. The Weitz Funds reserve the right to (i) refuse a telephone exchange if they believe it is advisable to do so; and (ii) revise or terminate the telephone exchange privilege at any time.

You should purchase shares of the Fund only if you intend to be a patient long-term investor. The exchange privilege is offered as a convenience to shareholders and is not intended to be a means of speculating on short-term movements in securities prices. The Weitz Funds reserve the right at any time to suspend, limit, modify or terminate exchange privileges in order to prevent transactions considered to be harmful to existing shareholders. See the caption Frequent Trading Policy on Page 20 for additional information about the Fund's policy with respect to frequent or excessive trading.

PRICING OF SHARES

The Fund's net asset value per share is determined once each day generally as of the close of trading on the New York Stock Exchange (ordinarily 3:00 p.m. Central Time) on days on which the New York Stock Exchange is open for business. Currently the New York Stock Exchange and the Fund are closed for business on the following holidays (or on the nearest Monday or Friday if the holiday falls on a weekend):

•  New Year's Day

•  Martin Luther King, Jr. Day

•  Presidents' Day

•  Good Friday

•  Memorial Day

•  Independence Day

•  Labor Day

•  Thanksgiving

•  Christmas

The net asset value of the Fund is generally based on the market value of the securities in the Fund. If market values are not readily available or are deemed to be unreliable, such as with respect to restricted securities, private placements or other types of illiquid securities, the securities will be valued using valuation procedures approved by The Weitz Fund's Board of Trustees. These valuation procedures permit the Board to establish values for such securities based upon a good faith estimation of the fair market value of the subject security. As a result of relying on these valuation procedures, the Fund may, therefore, utilize a valuation for a given security that is different from the value actually realized upon the eventual sale of the security.

DISTRIBUTIONS AND TAXES

Shareholder Distributions

You will receive distributions from the Fund which are your share of the Fund's net income and gain on its investments. The Fund passes substantially all of its earnings along to its shareholders in the form of distributions. Distributions for the Fund are generally paid quarterly.

You will receive your distributions from the Fund in additional shares of the Fund unless you choose to receive your distributions in cash. If you wish to change your instructions, you may notify The Weitz Funds in writing or call Client Services at 402-391-1980 or 800-304-9745. If an account has multiple owners, The Weitz Funds may rely on the instructions of any one account owner. Cash payment of distributions, if requested, will generally be mailed within five days of the date such distributions are paid. If you have elected to receive distributions in cash and your check is returned as undeliverable, you will not receive interest on amounts represented by the uncashed check.

If the Post Office cannot deliver your check, or if your check remains uncashed for six months, The Weitz Funds reserve the right to reinvest your distribution proceeds in your account at the then current net asset value.

Taxation of Distributions

The Fund will distribute substantially all of its income and gains to its shareholders every year, and shareholders will be taxed on distributions they receive unless the distribution is derived from tax-exempt income and is designated as an "exempt-interest dividend." Dividends paid to shareholders of the Fund and derived from municipal bond interest are expected to be designated by the Fund as "exempt-interest dividends" and shareholders may generally exclude such dividends from gross income for federal income tax purposes. The federal tax exemption for "exempt-interest dividends" from municipal bonds does not necessarily result in the exemption of such dividends from state and local taxes although the Fund intends to arrange its affairs so that a substantial portion of such distributions will be exempt from Nebraska personal income tax. If a Fund invests in "private activity bonds," certain shareholders may become subject to alternative minimum tax on the part of the Fund's distributions derived from interest on such bonds.

If you are subject to U.S. federal income tax, you will be subject to tax on Fund distributions derived from taxable interest or capital gains whether you received them in cash or reinvested them in additional shares of the Fund. For federal income tax purposes, Fund distributions that are taxable will be taxable to you as either ordinary income or capital gains. Ordinary taxable Fund dividends (i.e., distributions of investment income) are taxable to you as ordinary income. If the Fund designates a dividend as a capital gain distribution, you will pay tax on that dividend at the long-term capital gains tax rate, no matter how long you have held your Fund shares. Distributions of gains from investments that the Fund owned for one year or less will generally be taxable to you as ordinary income. Taxable Fund distributions are taxable to you even if they are paid from income or gains earned by a Fund prior to your investment and thus were included in the price you paid for your shares. For example, if you purchase shares on or just before the record date of a Fund distribution, you will pay full price for the shares and may receive a portion of your investment back as a taxable distribution.

Taxation of Sales and Exchanges

If you sell shares of the Fund or exchange shares of the Fund for shares of another fund in The Weitz Funds family of funds, you will be taxed on the amount of any gain. The gain will generally be determined by subtracting your tax basis in the shares from the redemption proceeds or the value of shares received. Your tax basis will depend on the original purchase price you paid and the price at which any distributions may have been reinvested. The gain will generally be capital gain or loss and will be long-term capital gain or loss if you hold your shares for more than one year. You should keep your annual account statements so that you or your tax advisor will be able to properly determine the amount of any taxable gain.

Backup Withholding

Federal law requires the Fund to withhold a portion of distributions and/or proceeds from redemptions if you have failed to provide a correct tax identification number or to certify that you are not subject to backup withholding or if the Fund has been notified by the IRS that you are subject to backup withholding. These certifications must be made on your application or on Form W-9, which may be requested by calling 402-391-1980 or 800-304-9745.

This section relates only to federal income tax; the consequences under other tax laws may differ. Shareholders should consult their tax advisers as to the possible application of foreign, state and local income tax laws to Fund dividends and capital distributions. Please see the Statement of Additional Information for additional information regarding the tax aspects of investing in the Funds.

Buying Shares Prior to a Distribution

You should consider the tax implications of buying shares of the Fund immediately prior to a distribution. If you purchase shares shortly before the record date for a distribution, you will pay a price for such shares that includes the value of the anticipated distribution and you will be taxed on the distribution when it is received even though the distribution represents a return of a portion of the purchase price.

MANAGEMENT

Investment Adviser

Weitz & Co. is the Fund's investment adviser. Weitz & Co. is located at One Pacific Place, 1125 South 103rd Street, Suite 600, Omaha, Nebraska 68124. Weitz & Co. provides investment advice to the Fund and is responsible for the overall management of The Weitz Funds' business affairs, subject to the supervision of the Board of Trustees of The Weitz Funds. Weitz & Co. is a Nebraska corporation formed in March, 1983 and also serves as investment adviser to certain other entities, including, without limitation, seven other funds included in The Weitz Funds family, two investment limited partnerships and certain individual accounts.

Weitz & Co. receives an annual investment management fee equal to 0.40% of the average daily net assets of the Fund.

The Fund pays all expenses directly attributable to it. Weitz & Co. has voluntarily agreed to reimburse the Fund or to pay directly a portion of the Fund's expenses to the extent that the total annual Fund operating expenses, excluding taxes, interest and brokerage commissions, exceed 0.75% of the Fund's annual average daily net assets. This voluntary fee waiver can be terminated at any time.

Weitz & Co. also provides administrative services to the Fund pursuant to an Administration Agreement which provides that the Fund will pay Weitz & Co. a monthly administrative fee based on the average daily net assets of the Fund, plus third party expenses directly related to providing such services.

Weitz & Co. has contracted with Boston Financial Data Services, Inc. to serve as sub-transfer agent for The Weitz Funds.

Information regarding the factors considered by the Board of Trustees in connection with the approval of the Investment Advisory Agreement with the Fund is included in the Fund's Annual Report to Shareholders, which is available at www.weitzfunds.com.

Board of Trustees

The Board of Trustees of The Weitz Funds is responsible for managing the business and affairs of the Fund, including overseeing the Fund's officers, who actively supervise the day to day operations of the Fund. Each Trustee serves until a successor is elected and qualified or until resignation.

Seventy-five percent of the Trustees of The Weitz Funds are independent Trustees within the meaning of the Investment Company Act of 1940. In addition, the Board has elected an independent Trustee to serve as Chair of the Board.

Portfolio Manager

Thomas D. Carney is primarily responsible for the day-to-day management of the Fund. Mr. Carney, a Chartered Financial Analyst, has been a portfolio manager for the Predecessor Partnership since January, 1996. Mr. Carney has been a fixed income analyst and security trader for Weitz & Co. since February, 1995 and is the portfolio manager for the Short-Intermediate Income Fund and Government Money Market Fund, two series of The Weitz Funds. Mr. Carney was previously a municipal securities analyst with Smith Barney.

Additional information about the portfolio manager's compensation, other accounts managed by the portfolio manager, and the portfolio manager's ownership of securities in the Fund(s) he manages is available in the Fund's Statement of Additional Information, which is available at www.weitzfunds.com.

Fund Distributor

The Fund is distributed by Weitz Securities, Inc., a Nebraska corporation which is affiliated with Weitz & Co. Shares of the Fund are sold without any sales commissions or other transaction fees. Weitz & Co. pays any sales or promotional costs incurred in connection with the sale of the Fund's shares.

Fund History

The Weitz Funds is a Delaware statutory trust organized on August 4, 2003, and is registered under the Investment Company Act of 1940 as an open-end management investment company. The Fund is an open-end management investment company originally organized as a limited partnership in October, 1985, under the laws of the State of Nebraska (the "Predecessor Partnership"). On December ___, 2006, the partners of the Predecessor Partnership approved the conversion of the Predecessor Partnership to a series of The Weitz Funds. The Weitz Funds is structured to be able to issue shares in multiple series, each constituting a separate portfolio with separate assets and liabilities from any other series. In addition to the Fund there are seven other series currently available, Value Fund, Partners Value Fund, Hickory Fund, Partners III Opportunity Fund, Balanced Fund, Short-Intermediate Income Fund and Government Money Market Fund. The Fund is the successor to the Predecessor Partnership and has substantially the same investment objectives and strategies as did the Predecessor Partnership. The Fund also has the same portfolio manager as the Predecessor Partnership, Thomas D. Carney.

ADDITIONAL INFORMATION

Code of Ethics

The Weitz Funds, Weitz & Co. and Weitz Securities, Inc. have each adopted a written Code of Ethics which, among other things:

•  Requires all employees to obtain preclearance before executing any personal securities transactions;

•  Requires all employees to report their personal securities transactions at the end of each quarter;

•  Requires all employees to report their personal securities holdings annually;

•  Restricts all employees from executing personal trades in a security within seven days before or after trades in that security are made for client accounts;

•  Prohibits employees from profiting from the purchase and sale (or sale and purchase) of the same security within a period of 60 days from the original sale or purchase, as the case may be, of such security; and

•  Prohibits market-timing the Fund and/or front-running client transactions or trading in the Fund on the basis of material non-public information.

The Fund's Board of Trustees reviews the administration of the Code of Ethics annually and may impose penalties for violations of the Code. The Fund's Code of Ethics is on public file with and available from the Securities and Exchange Commission.

Disclosure of Portfolio Holdings

A complete listing of the Fund's portfolio holdings is publicly available on a quarterly basis through applicable filings on Forms N-CSR and N-Q made with the SEC. This information is also available on the Fund's website at www.weitzfunds.com on or about the 30th business day after the end of each quarter in the quarterly shareholder reports, copies of which are also sent to all shareholders. Such information will remain on the website until the next quarter's information is released. A description of the Fund's policies and procedures with respect to the disclosure of the Fund's portfolio securities is provided in the Statement of Additional Information, which is also available at www.weitzfunds.com.

Fund Custodian

Wells Fargo Bank Minnesota, National Association, Sixth and Marquette, Minneapolis, Minnesota 55479-0001, is the custodian for The Weitz Funds.

Fund Sub-Transfer Agent

Boston Financial Data Services, 330 W. 9th Street, Kansas City, Missouri 64105 is the sub-transfer agent for The Weitz Funds.

Fund Independent Registered Public Accounting Firm

Ernst & Young LLP, 1900 Scripps Center, 312 Walnut Street, Cincinnati, Ohio 45202, is the independent registered public accounting firm for The Weitz Funds.

Fund Legal Counsel

Dechert, LLP, 1775 I Street N.W., Washington, DC 20006-2401 serves as legal counsel to The Weitz Funds.

THE WEITZ FUNDS

NOTICE OF PRIVACY POLICY AND PROCEDURES

We understand that information that personally identifies you is important to you and we are committed to maintaining the confidentiality, integrity and security of your personal information. In order to service your account and process your requests, we collect certain nonpublic personal information about you from your account application, from other forms you may provide to us and as a result of transactions with us.

Your privacy is important to us. We restrict access to nonpublic personal information about you to those employees who need to know that information to provide products or services to you and we require those employees to adhere to strict confidentiality standards designed to protect your personal information. We maintain physical, electronic and procedural safeguards that comply with federal standards to guard your personal information.

We do not disclose any nonpublic personal information about our customers or former customers to anyone, except as permitted or required by law and except to certain entities that assist us in servicing your account. For instance, in order to service your account and effect your transactions, we may provide nonpublic personal information about you to our sub-transfer agent. We may also provide certain information including your name and address to one of our agents for the purpose of mailing to you your account statements, shareholder reports and other information about our products and services. We maintain agreements with these outside entities which require them to protect the confidentiality of your information and to use that information only for the purpose for which the disclosure is made.

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Additional Information Is Available

The Statement of Additional Information (SAI) provides more detailed information about the Fund and its policies. The SAI, which has been filed with the Securities and Exchange Commission, is incorporated by reference. Additional information about the Fund's investments is available in the Fund's Annual, Semi-annual and Quarterly Reports. In the Fund's Annual Report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during its last fiscal year. The SAI and reports are available without charge, upon request, and are also available at www.weitzfunds.com.

You may request information, make inquiries, or find additional information about the Fund as follows:

•  By telephone:
800-304-9745

•  By mail:
The Weitz Funds
One Pacific Place, Suite 600
1125 South 103rd Street
Omaha, Nebraska 68124-6008

•  On the Internet:
The Weitz Funds
http://www.weitzfunds.com

  SEC
http://www.sec.gov

Information about the Fund (including the SAI) can be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling the SEC at 202-551-8090 or 800-732-0330 or by submitting an e-mail request to: publicinfo@sec.gov. Reports and other information about the Fund is available from the EDGAR Database on the SEC's Internet Site at http://www.sec.gov. Copies of such information can also be obtained by sending your request and a duplicating fee to the SEC's Public Reference Section, Washington, D.C. 20549-0102.

SEC File Number: 811-21410

THE WEITZ FUNDS

Nebraska Tax-Free Income Fund

Statement of Additional Information

December 29, 2006

This Statement of Additional Information is not a Prospectus.  This Statement of Additional Information relates to the Prospectus of the Nebraska Tax-Free Income Fund (the “Fund”) dated December 29, 2006 and is incorporated in its entirety into the Prospectus.  Copies of the Prospectus may be obtained from The Weitz Funds (the “Trust”) without charge by calling 800-304-9745 or by contacting the Trust at 1125 South 103rd Street, Suite 600, Omaha, Nebraska 68124-6008.

FUND HISTORY

The Nebraska Tax-Free Income Fund (the “Fund”) is an open-end management investment company originally organized as a limited partnership in August 1985, under the laws of the State of Nebraska (the “Predecessor Partnership”).  On December  , 2006, the partners of the Predecessor Partnership approved the conversion of the Predecessor Partnership to a series of the Trust.  The Trust is structured to be able to issue shares in multiple series, each constituting a separate portfolio with separate assets and liabilities from any other series.  In addition to the Fund, there are seven other series currently available, Value Fund, Partners Value Fund, Hickory Fund, Partners III Opportunity Fund, Balanced Fund, Short-Intermediate Income Fund and Government Money Market Fund.  The Fund is the successor to the Predecessor Partnership and has substantially the same investment objectives and strategies as did the Predecessor Partnership.  The Fund also has the same portfolio manager as the Predecessor Partnership, Thomas D. Carney.

INVESTMENT OBJECTIVE, POLICIES AND RESTRICTIONS

Classification

The Nebraska Tax-Free Income Fund (the “Fund”) is a non-diversified, open-end investment management company, as defined in the Investment Company Act of 1940. Because the Fund is non-diversified, it may have larger positions in fewer companies or industries than a diversified fund.  A concentrated portfolio is more likely to experience significant fluctuations in value, exposing the Fund to a greater risk of loss in any given period than a diversified fund.

Investment Objective and Strategy

The investment objective of the Fund is to provide a high level of current income that is exempt from both federal and Nebraska personal income taxes. A secondary objective is the preservation of capital.  The Fund seeks to achieve these objectives by investing, under normal circumstances, at least 80% of its net assets in municipal securities that generate income exempt from Nebraska state income tax and from federal income tax, including the alternative minimum tax. This policy is fundamental and may not be changed without shareholder approval.  Municipal bonds (as defined below) are debt obligations (including, without limitation, bonds, notes commercial paper and lease obligations) generally issued to obtain funds for various public purposes, including the construction of public facilities, the refinancing of outstanding obligations, and the financing of certain general operating expenses.  Municipal bonds may include general obligation bonds, which are backed by the full faith and credit of the issuer and may be repaid from any revenue source and revenue bonds, which may be repaid only from the revenue of a specific facility or project.  The Fund may also invest up to 20% of its assets in securities that pay interest that may be subject to the federal alternative minimum tax and, although not anticipated, in securities that pay taxable interest.

The Fund will invest primarily in investment-grade securities rated Baa and BBB or better by Moody’s Investors Service or Standard & Poor’s Corporation (or unrated but determined by Wallace R. Weitz & Company (“Weitz & Co.”), the Fund’s investment adviser, to be of equivalent quality).  The Fund may also invest up to 20% of its assets in lower quality, lower rated debt securities rated Ba and BB or below (or unrated but determined by Weitz & Co. to be of equivalent quality).

The market values of lower-rated and unrated securities tend to reflect individual issuer-related developments to a greater extent than do higher-rated securities, which react primarily to fluctuations in the general level of interest rates.  Lower-rated and unrated securities also tend to be more sensitive to economic conditions than are higher-rated securities and thus generally involve more credit risk.  Changes in economic conditions or other circumstances may cause issuers of lower-rated or unrated securities to have more difficulty making principal and interest payments than issuers of higher-rated securities.

Changes in the value of lower-rated or unrated securities subsequent to their acquisition will not affect cash income, but will be reflected in the net asset value of shares of the Fund.  The market for lower-rated or unrated securities may be less liquid than the market for higher-rated securities.  In addition, the liquidity of these lower-rated or unrated securities may be affected by the market’s perception of their credit quality.  Therefore, the judgment of Weitz & Co. may at times play a greater role in valuing these securities than is the case with investment grade securities.  It also may be more difficult during times of adverse market conditions to sell lower-rated or unrated securities at their fair market value to meet redemption requests or to respond to changes in the market.  Although the ratings of established rating agencies may be considered in evaluating a particular security, Weitz & Co. will not rely exclusively on such ratings, but will supplement such ratings with its independent and ongoing review of credit quality.

If Weitz & Co. determines that prevailing abnormal market or economic conditions warrant a temporary defensive position, a greater portion of the Fund’s portfolio may be retained in cash or cash equivalents, such as money market fund shares, repurchase agreements on U.S. Government securities or other high quality fixed income securities. In the event the Fund takes such a temporary defensive position, it may not achieve its investment objective during this temporary period.

Weitz & Co. selects fixed income securities whose yield is sufficiently attractive in view of the risks of ownership. In deciding whether the Fund should invest in particular fixed income securities, Weitz & Co. considers a number of factors such as price, coupon and yield-to-maturity, as well as the credit quality of the issuer. In addition, Weitz & Co. reviews the terms of the fixed income security, including subordination, default, sinking fund, and early redemption provisions.  Although the Fund has no limitations on the maturities of individual securities, the average dollar-weighted maturity of the Fund’s portfolio is generally expected to be less than ten years.

Securities and Other Investment Practices

This section provides a more detailed description of some of the types of securities and other instruments in which the Fund may invest.  The Fund may invest in these instruments to the extent permitted by its investment objective and policies and by applicable law.  The Fund is not limited by this discussion and may invest in any other types of instruments not precluded by the policies discussed elsewhere in the Prospectus or Statement of Additional Information.

Municipal Bonds  Municipal bonds are debt obligations issued by states, municipalities, and other political subdivisions, agencies, authorities, and instrumentalities of states and multi-state agencies or authorities (collectively, “Municipalities”), the interest on which, in the opinion of bond counsel to the issuer at the time of issuance, is exempt from federal income tax.  Municipal bonds include securities from a variety of sectors, each of which has unique risks. Municipal bonds include, but are not limited to, general obligation bonds, limited obligation bonds, and revenue bonds, including industrial development bonds issued pursuant to federal tax law. General obligation bonds are obligations involving the credit of an issuer possessing taxing power and are payable from such issuer’s general revenues and not from any particular source. Limited obligation bonds are payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise or other specific revenue source. Revenue bonds are issued for either project or enterprise financings in which the bond issuer pledges to the bondholders the revenues generated by the operating projects financed from the proceeds of the bond issuance. Revenue bonds involve the credit risk of the underlying project or enterprise (or its corporate user) rather than the credit risk of the issuing municipality. Under the Internal Revenue Code, certain limited obligation bonds are considered “private activity bonds” and interest paid on such bonds is treated as an item of tax preference for purposes of calculating federal alternative minimum tax liability. Tax-exempt private activity bonds and industrial revenue bonds generally are also classified as revenue bonds and thus not payable from the issuer’s general revenues.  The credit and quality of private activity bonds and industrial revenue bonds are usually related to the credit of the corporate user of the facilities. Payment of interest on and repayment of principal of such bonds are the responsibility of the corporate user (and/or any guarantor). Some municipal bonds may be issued as variable or floating rate securities and may incorporate market-dependent liquidity features. A tax-exempt fund will invest generally only in securities deemed tax-exempt by bond counsel, but there is no guarantee the interest payments on municipal bonds will continue to be tax-exempt for the life of the bonds.

Some longer-term municipal bonds give the investor the right to “put” or sell the security at par (face value) within a specified number of days following the investor’s request — usually one to seven days. This demand feature enhances a security’s liquidity by shortening its maturity and enables it to trade at a price equal to or very close to par. If a demand feature terminates prior to being exercised, a fund would hold the longer-term security, which could experience substantially more volatility. Municipal bonds that are issued as variable or floating rate securities incorporating market-dependent liquidity features may have greater liquidity risk than other municipal bonds.

Some municipal bonds feature credit enhancements, such as a line of credit, letters of credit, municipal bond insurance, and standby bond purchase agreements (“SBPAs”). SBPAs include lines of credit that are issued by a third party, usually a bank, to enhance liquidity and ensure repayment of principal and any accrued interest if the underlying municipal bond should default. Municipal bond insurance, which is usually purchased by the bond issuer from a private, nongovernmental insurance company, provides an unconditional and irrevocable guarantee that the insured bond’s principal and interest will be paid when due. Insurance does not guarantee the price of the bond or the share price of the Fund. The credit rating of an insured bond reflects the credit rating of the insurer, based upon its claims-paying ability. The obligation of a municipal bond insurance company to pay a claim extends over the life of each insured bond. Although defaults on insured municipal bonds have been historically low and municipal bond insurers historically have met their claims, there is no assurance this will continue. A higher-than-expected default rate could strain the insurer’s loss reserves and adversely affect its ability to pay claims to bondholders. The number of municipal bond insurers is relatively small, and not all of them have the highest credit rating. An SBPA can include a liquidity facility that is provided to pay the purchase price of any bonds that cannot be remarketed. The obligation of the liquidity provider (usually a bank) is only to advance funds to purchase tendered bonds that cannot be remarketed and does not cover principal or interest under any other circumstances. The liquidity provider’s obligations under the SBPA are usually subject to numerous conditions, including the continued creditworthiness of the underlying borrower or bond issuer.

Municipal bonds also include tender option bonds, which are municipal derivatives created by dividing the income stream provided by an underlying municipal bond to create two securities issued by a special-purpose trust, one short-term and one long-term. The interest rate on the short-term component is periodically reset.  The short-term component has negligible interest rate risk, while the long-term component has all of the interest rate risk of the original bond. After income is paid on the short-term securities at current rates, the residual income goes to the long-term securities. Therefore, rising short-term interest rates result in lower income for the longer-term portion, and vice versa. The longer-term components can be very volatile and may be less liquid than other municipal bonds of comparable maturity. These securities have been developed in the secondary market to meet the demand for short-term, tax-exempt securities.

Municipal securities also include a variety of structures geared towards accommodating municipal issuer short-term cash flow requirements. These structures include but are not limited to general market notes, commercial paper, put bonds, and variable rate demand obligations (“VRDOs”). VRDOs comprise a significant percentage of the outstanding debt in the short-term municipal market. VRDOs can be structured to provide a wide range of maturity options (1 day to over 360 days) to the underlying entity and are typically issued at par. The longer the maturity option, the greater the degree of liquidity risk (the risk of not receiving an asking price of par or greater) and reinvestment risk (the risk that the proceeds from maturing bonds must be reinvested at a lower interest rate).

The reorganization under the federal bankruptcy laws of an issuer of, or payment obligor with respect to, municipal bonds may result in the municipal bonds being cancelled without repayment, repaid only in part, or repaid in part or whole through an exchange thereof for any combination of cash, municipal bonds, debt securities, convertible securities, equity securities, or other instruments or rights in respect of the same issuer or payment obligor or a related entity.

Municipal Bonds – Risks  Municipal bonds are subject to credit risk. Like other debt securities, municipal bonds include investment-grade, non-investment-grade and unrated securities. Rated municipal bonds that may be held by the Fund include those rated investment-grade at the time of investment. In the case of any unrated municipal bonds, Weitz & Co. will assign a credit rating based upon criteria that include an analysis of factors similar to those considered by nationally recognized statistical rating organizations. Information about the financial condition of an issuer of municipal bonds may not be as extensive as that which is made available by corporations whose securities are publicly traded. Obligations of issuers of municipal bonds are subject to the provisions of bankruptcy, insolvency, and other laws affecting the rights and remedies of creditors. Congress or state legislatures may seek to extend the time for payment of principal or interest, or both, or to impose other constraints upon enforcement of such obligations. There is also the possibility that, as a result of litigation or other conditions, the power or ability of issuers to meet their obligations for the payment of interest and principal on their municipal bonds may be materially affected or their obligations may be found to be invalid or unenforceable. Such litigation or conditions may from time to time have the effect of introducing uncertainties in the market for municipal bonds or certain segments thereof, or of materially affecting the credit risk with respect to particular bonds. Adverse economic, business, legal, or political developments might affect all or a substantial portion of the Fund’s municipal bonds in the same manner. In particular, the Fund is subject to state-specific risk, which is the chance that the Fund, because it invests primarily in securities issued by a particular state and its municipalities, is more vulnerable to unfavorable developments in that state than are funds that invest in municipal securities of many states. Unfavorable developments in any economic sector may have far-reaching ramifications on a state’s overall municipal market.  (See the caption Nebraska State-Specific Risk Factors below).

Municipal bonds are subject to interest rate risk. Interest rate risk is the chance that bond prices overall will decline over short or even long periods because of rising interest rates. Interest rate risk is higher for long-term bonds, whose prices are more sensitive to interest rate changes than are the prices of short-term bonds. Generally, prices of longer maturity issues tend to fluctuate more than prices of shorter maturity issues. Prices and yields on municipal bonds are dependent on a variety of factors, such as the financial condition of the issuer, general conditions of the municipal bond market, the size of a particular offering, the maturity of the obligation and the rating of the issue. A number of those factors, including the ratings of particular issues, are subject to change from time to time.

Municipal bonds are subject to call risk. Call risk is the chance that during periods of falling interest rates issuers of callable bonds may “call”, or repay, securities with higher interest rates before their maturity dates. Forced to reinvest the unanticipated proceeds at lower interest rates, the Fund would experience a decline in income and lose the opportunity for additional price appreciation associated with falling rates. Call risk is generally higher for long-term bonds.

Municipal bonds may be deemed to be illiquid as determined by or in accordance with methods adopted by the Fund’s Trustees. In determining the liquidity and appropriate valuation of a municipal bond, Weitz & Co. may consider the following factors relating to the security, among others: (a) the frequency of trades and quotes, (b) the number of dealers willing to purchase or sell the security, (c) the willingness of dealers to undertake to make a market, (d) the nature of the marketplace trades, including the time needed to dispose of the security, the method of soliciting offers and the mechanics of transfer, and (e) factors unique to a particular security, including general creditworthiness of the issuer and the likelihood that the marketability of the securities will be maintained throughout the time the security is held by the Fund.

Risk Factors Affecting Investments in Nebraska Municipal Securities  The Fund intends to invest a high proportion of its assets in Nebraska municipal securities.  Because of these investments, the Fund is susceptible to political and economic factors affecting the issuers of Nebraska municipal securities. Additionally, the concentration of the Fund in securities issued by governmental units of only one state exposes the Fund to risks greater than those of a more diversified portfolio holding securities issued by governmental units of different states in different regions of the country.

Because of limitations contained in the state constitution, the State of Nebraska issues no general obligation bonds secured by the full faith and credit of the state. Several agencies and instrumentalities of state government are authorized to issue bonds secured by revenue from specific projects and activities.  Generally, the municipal securities issued by Nebraska’s various governmental units have been highly regarded.  However, certain Nebraska municipal securities contain unique risks.  Such municipal securities may include, without limitation, health care providers, nuclear power plants, facility offerings and other private activity bonds that lack governmental backing.  Furthermore, municipal securities issued by public authorities in Nebraska are not backed by the State’s full faith and credit.  The Fund’s success may be impacted by its ability to adequately evaluate the unique risks associated with the respective issuers.

The summary below is included for the purposes of providing a general description of Nebraska’s financial condition, and does not purport to be complete.  The information is derived from sources that are generally available to investors.  Such information has not been independently verified by the Fund and the Fund assumes no responsibility for the accuracy or completeness of such information.  Such information will not be updated during the year.

Nebraska’s economic growth tends to follow from the growth in the national economy.  In December 2005, the U.S. Census Bureau estimated the state’s population at 1.76 million people, which represents an increase of approximately 2.8% from the 2000 Census.  Historically, Nebraska’s per capital income has been below the U.S. average.  In 2005, the Bureau of Economic Analysis estimates indicated the state’s per capital income was 97.2% of the national figure.

According to data reported by the Nebraska Department of Labor, the state’s unemployment rate declined from 4.0% in June 2004 to 3.9% in June 2005.  Over the same period, the U.S. unemployment fell from 5.6% to 5.0%.  In July 2006, state labor data shows the Nebraska unemployment rates was 3.2% (seasonally adjusted); the comparable national rate for July 2006 was 4.8%. The number of employed persons living in Nebraska decreased by 1.6%, while total U.S. employment advanced by 1.8%.  Although the number of employed persons declined, there was a 0.9% increase in non-farm employment from June 2004 to June 2005.  Preliminary figures from Nebraska’s Department of Labor indicate that the number of non-farm payroll jobs increased by 1.9% from July 2005 to July 2006.  Employment increased in construction and natural resources; retail trade; transportation, warehouse, and utilities; information; financial activities; professional and business services; educational and health services; leisure and hospitality; and government.  Decreases have occurred only in manufacturing, wholesale trade, and other service categories.  Agriculture, which is Nebraska’s largest sector for both self-employment and home-based businesses, experienced a decrease in total net farm income as most crop prices declined, and energy, fertilizer, and other costs increased.

The Nebraska economy continues to recover from its 2001 recession.  Nebraska has seen a increase in the number of business expansions.  Existing businesses were faced with increasing global pressures and Nebraska firms have placed more emphasis on product and service innovation, quality process improvements, enhanced worker training and new market development.  The 2005 Legislative session brought about new comprehensive economic development through the passage of legislation designated Nebraska Advantage (LB 312 and LB 90).  These initiatives provide valuable programs and incentives that improve Nebraska’s overall business climate, support existing business growth, encourage new business attraction, stimulate innovation, address specific rural development challenges, and offer funds to continually enhance Nebraska’s workforce to meet the needs of the changing business environment.  The initiatives were designed to create a business climate that makes Nebraska the preferred location for starting and growing businesses as it rewards businesses that invest in Nebraska and hire its citizens.  Corporate income and sales taxes are reduced or virtually eliminated for qualified companies.

For further information concerning Nebraska, see the Fiscal Year Annual Report by the Nebraska Department of Economic Development (“DED”), and any updates thereto.  The Report is available on the DED internet website (http://www.neded.org).  Monthly employment information is available on the Nebraska Department of Labor website (http://www.dol.state.ne.us).

Temporary Investments  The Fund may invest in short-term municipal obligations of up to one year in maturity during periods of using temporary defensive strategies resulting from abnormal market conditions, or when such investments are considered advisable for liquidity. Generally, the income from such short-term municipal obligations is exempt from federal income tax. In addition, a portion of the Fund’s assets, which will normally be less than 20%, may be held in cash or invested in high-quality taxable short-term securities of up to one year in maturity. Such investments may include: (a) obligations of the U.S. Treasury; (b) obligations of agencies and instrumentalities of the U.S. Government; (c) money market instruments, such as certificates of deposit issued by domestic banks, corporate commercial paper and bankers’ acceptances and (d) repurchase agreements.

Restricted/Illiquid Securities  The Fund may invest in securities acquired in a privately negotiated transaction directly from the issuer or a holder of the issuer’s securities and which, therefore, could not ordinarily be sold by the Fund except in another private placement or pursuant to an effective registration statement under the Securities Act of 1933 (the “1933 Act”) or an available exemption from such registration requirements.  The Fund may also invest in other illiquid securities, i.e. those that cannot be sold or disposed of in the ordinary course of business at approximately the value at which they are being carried on the Fund’s books.  Illiquid securities may include a wide variety of investments, including, without limitation (a) repurchase agreements maturing in more than seven days; (b) fixed time deposits that are not subject to prepayment or do not provide for withdrawal penalties upon prepayment (other than overnight deposits); (c) participation in loans; (d) municipal lease obligations; and (e) commercial paper issued pursuant to Section 4(2) of the 1933 Act. If a substantial market develops for a restricted (or other illiquid investment) held by the Fund, it may be treated as a liquid security, in accordance with procedures and guidelines approved by the Fund’s Trustees. This generally includes securities that are unregistered, that can be sold to qualified institutional buyers in accordance with Rule 144A under the 1933 Act, or that are exempt from registration under the 1933 Act, such as commercial paper.  While Weitz & Co. monitors the liquidity of restricted securities on a daily basis, the Fund’s Trustees oversee and retain ultimate responsibility for

Weitz & Co.’s liquidity determinations.  Several factors considered in monitoring decisions about liquidity include the valuation of a security, the availability of qualified institutional buyers, brokers and dealers that trade in the security, and the availability of information about the security’s issuer.  The Fund will not invest in any such restricted or illiquid securities which will cause the then aggregate value of all such securities to exceed 15% of the value of the Fund’s net assets.  Restricted and illiquid securities will be valued in such manner as the Fund’s Trustees in good faith deem appropriate to reflect their fair value.  The purchase price, subsequent valuation and resale price of restricted securities normally reflect a discount from the price at which such securities trade when they are not restricted, since the restriction makes them less marketable.  The amount of the discount from the prevailing market price will vary depending upon the type of security, the character of the issuer, the party who will bear the expenses of registering the restricted securities, and prevailing supply and demand conditions.

When Issued or Forward Commitment Transactions  The Fund may engage in when issued or forward purchase transactions which involve the purchase or sale of a security by the Fund with payment and delivery taking place in the future to secure what is considered an advantageous yield and price to the Fund at the time of entering into the transaction.  To the extent the Fund enters into such forward commitments, it will maintain a segregated account with the custodian with an aggregate value equal to the amount of its commitment in connection with such purchase transactions.

Investment Company Shares  The Fund may purchase securities of other investment companies subject to the restrictions of the Investment Company Act of 1940.  Investing in the shares of other registered investment companies involves the risk that such other registered investment companies will not achieve their objectives or will achieve a yield or return that is lower than that of the Fund.  To the extent that the Fund is invested in shares of other investment companies, the Fund will incur additional expenses as a result of investing in investment company shares.

Short Sales  The Fund may engage in short sales “against the box.”  A short sale “against the box” is a form of short sale in which the Fund contemporaneously owns or has the right to obtain at no additional cost securities identical to those sold short.  The segregation of cash or other securities is not required for short sales “against the box.”  In the event that the Fund were to sell securities short “against the box” and the price of such securities were to then increase rather than decrease, the Fund would forego the potential realization of the increased value of the shares held long.

Loans of Portfolio Securities  The Fund is permitted to engage in securities lending to the extent permitted by SEC policy.  Qualified institutions may borrow portfolio securities on a short-term basis.  By reinvesting any cash collateral received in these transactions, additional income gains or losses may be realized.  The SEC currently permits loans of a mutual fund’s securities up to one-third of its assets, including any collateral received from the loan, provided that the loans are 100% collateralized by cash or cash equivalents on a marked to market basis.  The principal risk in lending securities is the possibility that invested collateral will decline in value, or, as with other extensions of credit, a borrower may fail to honor its obligations, causing a loss for the Fund.

Interest Rate Futures, Bond Index Futures and Related Options Thereon  The Fund may utilize interest rate futures and bond index futures and related options.  The Fund will not utilize any hedging strategies using interest rate futures and bond index futures or options thereon which will cause the then aggregate value of all such investments to exceed 10% of the value of the Fund’s total assets at the time of the investment after giving effect thereto.  See Appendix A hereto for a general discussion of Interest Rate Futures, Bond Index Futures and Related Options and the risks thereof.

Fundamental Investment Restrictions

The following investment restrictions are fundamental restrictions which cannot be changed without the approval of a majority of the Fund’s outstanding shares.  “Majority” means, the lesser of (a) 67% or more of the Fund’s outstanding shares voting at a special or annual meeting of shareholders at which more than 50% of the outstanding shares are represented in person or by proxy or (b) more than 50% of the Fund’s outstanding shares.

The Fund may not:

1.               Underwrite or deal in offerings of securities of other issuers as a sponsor or underwriter in any way.

2.               Purchase or sell real estate except as permitted under the 1940 Act, and as interpreted or modified by regulatory authority having jurisdiction, from time to time.

3.               Purchase or sell physical commodities or commodity futures contracts, except as permitted under the 1940 Act, and as interpreted or modified by regulatory authority having jurisdiction, from time to time.

4.               Issue any senior security, except as permitted under the 1940 Act, and as interpreted or modified by regulatory authority having jurisdiction, from time to time.

5.               Make loans to others, except as permitted under the 1940 Act, and as interpreted or modified by regulatory authority having jurisdiction, from time to time.

6.               Borrow money, except as permitted under the 1940 Act, and as interpreted or modified by regulatory authority having jurisdiction, from time to time.

7.               Invest more than 25% of the value of its total assets in the securities of any one industry. This restriction does not apply to securities of the U.S. Government or its agencies and instrumentalities and repurchase agreements relating thereto.

8.               As to 50% of its total assets, (a) invest more than 5% of its total assets (taken at market value at the time of each investment) in the securities of any one issuer, nor (b) purchase more than 10% of the outstanding voting securities of an issuer, except that such restrictions shall not apply to securities issued by or guaranteed by the U.S. Government or its agencies, bank money instrument or bank repurchase agreements.

PORTFOLIO TURNOVER

The portfolio turnover rate for the Fund is the ratio of the lesser of annual purchases or sales of securities for the Fund to the average monthly value of such securities, excluding all securities for which the maturity or expiration date at the time of the acquisition is one year or less.  A 100% portfolio turnover rate would occur, for example, if the lesser of the value of purchases or sales of securities for a particular year were equal to the average monthly value of the securities owned during such year.   The Fund is not expected to have a portfolio turnover rate in excess of 100%.  The turnover rate will not be a limiting factor when Weitz & Co. deems portfolio changes appropriate.  The higher a portfolio’s turnover rate, the higher its expenditures for brokerage commissions and related transaction costs will be.

MANAGEMENT OF THE FUND

Board of Trustees

The Board of Trustees of the Trust is responsible for managing the business and affairs of the Trust, including overseeing the Trust’s officers, who actively supervise the day to day operations of the Trust.  Each Trustee serves until a successor is elected and qualified or until resignation.  Each officer is elected annually by the Trustees.

Seventy-five percent of the Trustees of The Weitz Funds are independent Trustees within the meaning of the Investment Company Act of 1940.  In addition, the Board has elected an independent Trustee to serve as Chair of the Board.  The Trustees exercise all of the rights and responsibilities required by the terms of The Trust’s Declaration of Trust.  The address of all Officers and Trustees is 1125 South 103rd Street, Suite 600, Omaha, Nebraska 68124.

The following table sets forth certain information with respect to the Officers and Trustees of the Trust:

Interested Trustees*

Wallace R. Weitz (Age: 57)	Thomas R. Pansing (Age: 62)
Position(s) Held with Trust: President; Portfolio Manager; Trustee	Position(s) Held with Trust: Trustee
Length of Service (Beginning Date): The Weitz Funds (and certain predecessor funds) — January, 1986	Length of Service (Beginning Date): The Weitz Funds (and certain predecessor funds) - January, 1986,
Principal Occupation(s) During Past 5 Years: President, Wallace R. Weitz & Company, The Weitz Funds (and certain predecessor funds)	Principal Occupation(s) During Past 5 Years: Partner, Pansing Hogan Ernst & Bachman LLP, a law firm
Number of Portfolios Overseen in Fund Complex: 8 Other Directorships: N/A	Number of Portfolios Overseen in Fund Complex: 8 Other Directorships: N/A

*    Mr. Weitz is a Director and Officer of Wallace R. Weitz & Company, investment adviser to The Weitz Funds, and as such is considered an “interested person” of the Trust, as that term is defined in the Investment Company Act of 1940 (an “Interested Trustee”).  Mr. Pansing performs certain legal services for the investment adviser and The Weitz Funds and, therefore, is also classified as an “Interested Trustee”.

Independent Trustees

Lorraine Chang (Age: 55)

Position(s) Held with Trust: Trustee; Chairman, Board of Trustees

Length of Service (Beginning Date): The Weitz Funds (and certain predecessor funds) - June, 1997

Principal Occupation(s) During Past 5 Years: Partner, The Public Strategies Group, a management consulting firm, 1999-Present

Number of Portfolios Overseen in Fund Complex: 8

Other Directorships: N/A

Richard D. Holland (Age: 85)

Position(s) Held with Trust: Trustee

Length of Service (Beginning Date): The Weitz Funds (and certain predecessor funds) - June, 1995

Principal Occupation(s) During Past 5 Years: Retired

Number of Portfolios Overseen in Fund Complex: 8

Other Directorships: N/A

Roland J. Santoni (Age: 65)

Position(s) Held with Trust: Trustee

Length of Service (Beginning Date): The Weitz Funds - February, 2004

Principal Occupation(s) During Past 5 Years: Vice President, West Development, Inc., a development company, June 2003-Present; Professor of Law, Creighton University, 1977-2003; Of Counsel, Erickson & Sederstrom, a law firm, 1978-2003

Number of Portfolios Overseen in Fund Complex: 8

Other Directorships: Transgenomic, Inc.

John W. Hancock (Age: 59)

Position(s) Held with Trust: Trustee

Length of Service (Beginning Date): The Weitz Funds (and certain predecessor funds) - January, 1986

Principal Occupation(s) During Past 5 Years: Partner, Hancock & Dana P.C., an accounting firm

Number of Portfolios Overseen in Fund Complex: 8

Other Directorships: N/A

Delmer L. Toebben (Age: 76)

Position(s) Held with Trust: Trustee

Length of Service (Beginning Date): The Weitz Funds (and certain predecessor funds) - July, 1996

Principal Occupation(s) During Past 5 Years: Retired

Number of Portfolios Overseen in Fund Complex: 8

Other Directorships: N/A

Barbara W. Schaefer (Age: 53)

Position(s) Held with Trust: Trustee

Length of Service (Beginning Date): The Weitz Funds - March 2005

Principal Occupation(s) During Past 5 Years: Senior Vice President-Human Resources and Corporate Secretary, Union Pacific Corporation, 2004-Present; Senior Vice President-Human Resources, Union Pacific Corporation, 1997-2004

Number of Portfolios Overseen in Fund Complex: 8

Other Directorships: N/A

Officers

Mary K. Beerling (Age: 65)

Position(s) Held with Trust: Vice President, Secretary and Chief Compliance Officer

Length of Service (Beginning Date): The Weitz Funds (and certain predecessor funds) - July, 1994

Principal Occupation(s) During Past 5 Years: Vice President and Chief Compliance Officer, Wallace R. Weitz & Company, Vice President and Chief Compliance Officer, The Weitz Funds (and certain predecessor funds)

Kenneth R. Stoll (Age: 45)

Position(s) Held with Trust: Vice President and Chief Financial Officer

Length of Service (Beginning Date): The Weitz Funds - April, 2004

Principal Occupation(s) During Past 5 Years: Vice President and Chief Operating Officer, Wallace R. Weitz & Company; Vice President and Chief Financial Officer, The Weitz Funds - April 2004 to Present; Partner, PricewaterhouseCoopers LLP, an accounting firm, 1999- 2004

Bradley P. Hinton (Age: 38)

Position(s) Held with the Trust: Vice President

Length of Service (Beginning Date): The Weitz Funds – August, 2006

Principal Occupation(s) During Past 5 Years: Research Analyst, Director of Research, Wallace R. Weitz & Company

Compensation Table

The table below includes certain information with respect to compensation of the Trustees of the Trust for the fiscal year ended March 31, 2006.  Compensation of the Officers of the Trust is paid by Weitz & Co.

Name of Trustee	Aggregate Compensation From The Weitz Funds	Total Compensation From Fund Complex

Lorraine Chang	$22,500	$22,500
John W. Hancock	18,000	18,000
Richard D. Holland	18,000	18,000
Thomas R. Pansing	16,000	16,000
Roland J. Santoni	18,000	18,000
Barbara W. Schaefer	18,000	18,000
Delmer L. Toebben	18,000	18,000
Wallace R. Weitz*	N/A	N/A

*                 As a Trustee who is also an officer of the investment adviser, Mr. Weitz receives no compensation for his services as a Trustee.

Ownership of Fund Shares by Trustees

The following table provides the range of ownership of the Board of Trustees of shares of The Weitz Funds as of December 31, 2005.

INTERESTED TRUSTEES

Name of Trustee	Dollar Range of Securities in The Fund*	Aggregate Dollar Range of Equity Securities in all Weitz Funds Overseen by Trustee
Wallace R. Weitz	$0	Over $100,000
Thomas R. Pansing	$0	Over $100,000

*                 The Fund commenced investment operations as of December 29, 2006.  As of that date, Mr. Weitz owned over $100,000 of the Fund.

INDEPENDENT TRUSTEES

Name of Trustee	Dollar Range of Securities in The Fund*	Aggregate Dollar Range of Equity Securities in all Weitz Funds Overseen by Trustee
Lorraine Chang	$0	Over $100,000
John W. Hancock	$0	Over $100,000
Richard D. Holland	$0	Over $100,000
Delmer L. Toebben	$0	Over $100,000
Roland J. Santoni	$0	Over $100,000
Barbara W. Schaefer	$0	Over $100,000

*                 The Fund commenced investment operations as of December 29, 2006.

Other Information Concerning the Board of Trustees

Board Committees  The Board has established an Audit Committee and a Corporate Governance Committee, both of which are composed solely of all of the independent Trustees of the Trust.  The Audit Committee reviews the audit plan and results of audits, pre-approves certain fees and generally monitors the performance of the Funds’ independent certified public accountants.  The Audit Committee also serves as a Valuation Committee, overseeing the Funds’ procedures on valuation of portfolio securities.  During the fiscal year ended March 31, 2006, the Audit Committee met two times.

The Corporate Governance Committee performs various tasks related to Board governance procedures, including, without limitation, periodically reviewing Board composition and Trustee compensation, reviewing the responsibilities of Board committees and the need for additional committees, making nominations for independent trustee membership on the Board of Trustees and evaluating candidates’ qualifications for Board membership and their independence from Weitz & Co.  The Committee will consider nominees recommended by shareholders of the Funds.  Any such recommendations must be submitted in writing to The Weitz Funds, 1125 South 103rd Street, Suite 600, Omaha, Nebraska 68124, Attention: Mary Beerling, Secretary.  During the fiscal year ended March 31, 2006, the Corporate Governance Committee met two times.

Proxy Voting Policy

The Trust has delegated proxy voting decisions on securities held in the Trust’s portfolios to Weitz & Co., the investment adviser.  Weitz & Co. has adopted Proxy Voting Policies and Procedures (“Proxy Voting Policies”) which provide that proxies on securities will be voted for the exclusive benefit, and in the best economic interest of, the Trust’s shareholders, as determined by the investment adviser in good faith, subject to any restrictions or directions of the Trust.  Such voting responsibilities will be exercised in a manner that is consistent with the general antifraud provisions of the Investment Advisers Act of 1940, as well as the investment adviser’s fiduciary duties under the federal and state law to act in the best interest of its clients.  The Board of Trustees of the Trust has approved the Proxy Voting Policies.

On certain routine proposals (such as those which do not change the structures, bylaws or operations of a company), Weitz & Co. will generally vote in the manner recommended by management.  Non-routine proposals (such as those affecting corporate governance, compensation and other corporate events) and shareholder proposals will generally be reviewed on a case-by-case basis.  An investment analyst/portfolio manager will review each such proposal and decide how the proxy will be voted.  With respect to all non-routine proposals and shareholder proposals, if a decision is made to consider voting in a manner other than that recommended by management, the analyst/portfolio manager will make a recommendation to a committee comprised of all investment analysts and portfolio managers (the “Proxy Voting Committee”) as to how to vote the proxy and the Proxy Voting Committee will make the final determination as to how to vote the proxy in the best economic interests of the client.

In certain circumstances where, for example, restrictions on ownership of a particular security beyond Weitz & Co.’s control make it impossible for Weitz & Co. to acquire as large a position in that security as Weitz & Co. determines is in the best interests of its clients, Weitz & Co. may, from time to time, enter into a Voting Agreement with an issuer of securities held in the account of a client which provides that the issuer will vote certain of the issuer’s proxies.  Weitz & Co. will enter into such Agreements only when it determines that it is in the best interests of the client to do so.  Any such Agreement will provide that any shares subject to the Agreement be voted by the issuer in a manner that mirrors the votes cast on such matter by all other shareholders.

If Weitz & Co. determines that voting a particular proxy would create a material conflict of interest between its interest or the interests of any of its affiliated parties and the interests of the Trust, Weitz & Co. will either (i) disclose such conflict of interest to the Corporate Governance Committee of the Board of Trustees and obtain the consent of the committee before voting the proxy; (ii) vote such proxy based upon the recommendations of an independent third party such as a proxy voting service; or (iii) delegate the responsibility for voting the particular proxy to the Corporate Governance Committee of the Board of Trustees.

Information on how the Funds voted proxies relating to portfolio securities during the 12-month period ended June 30 of each year is available: (1) on the Funds’ website at http://www.weitzfunds.com, and (2) on the SEC’s website at http://www.sec.gov.

Portfolio Management

Portfolio Manager

Thomas D. Carney serves as Portfolio Manager for the Fund.  The following table lists the number and types of other accounts managed by Mr. Carney and assets under management in those accounts as of March 31, 2006.

Portfolio Manager	Other Registered Investment Company Accounts	Assets Managed ($ millions)	Other Pooled Investment Vehicle Accounts	Assets Managed ($ millions)	Other Accounts	Assets Managed ($ millions)	Total Assets Managed* ($ millions)
Thomas D. Carney	Two	$217.9	Two*	$42.7	One	$5.6	$266.2

* Includes the Predecessor Partnership

Portfolio Manager Conflicts of Interest

As indicated in the table above, portfolio managers at Weitz & Co. may manage accounts for multiple clients.  While the portfolio managers do not manage other registered investment companies, certain portfolio managers do manage other types of pooled accounts (such as private investment funds), and a small number of separate accounts (i.e., accounts managed on behalf of individuals or public or private institutions).  Portfolio managers at Weitz & Co. make investment decisions for each account based on the investment objectives and policies and other relevant investment considerations applicable to that portfolio. The management of multiple accounts may result in a portfolio manager devoting unequal time and attention to the management of each account.   Although Weitz & Co. does not track the time a portfolio manager spends on a single portfolio, it does periodically assess whether a portfolio manager has adequate time and resources to effectively manage all of the accounts for which he is responsible.  Weitz & Co. seeks to manage competing interests for the time and attention of portfolio managers by having portfolio managers focus on a particular investment discipline or complementary investment disciplines.  Most accounts within a particular investment discipline are managed using the same investment model.  Even where multiple accounts are managed by the same portfolio manager within the same investment discipline, however, Weitz & Co. may take action with respect to one account that may differ from the timing or nature of action taken, with respect to another account.  Accordingly, the performance of each account managed by a portfolio manager will vary.

To the extent that trade orders are aggregated, conflicts may arise when aggregating and/or allocating aggregated trades.  Weitz & Co. may aggregate multiple trade orders for a single security in several accounts into a single trade order, absent specific client directions to the contrary.  When a decision is made to aggregate transactions on behalf of more than one account, the transactions will be allocated to all participating client accounts in a fair and equitable manner.

Weitz & Co. has adopted and implemented policies and procedures, including brokerage and trade allocation policies and procedures, which it believes address the conflicts associated with managing multiple accounts for multiple clients.  Weitz & Co. monitors a variety of areas, including compliance with account investment guidelines, the allocation of initial public offerings, and compliance with Weitz & Co.’s Code of Ethics.

Portfolio Manager Compensation

Portfolio manager compensation is comprised of salary and bonus.  Compensation is not linked to any specific factors, such as a Fund’s performance, asset level or cash flows, but is based upon evaluation of an individual’s overall contribution to the research and portfolio management processes.  Although amounts available for portfolio manager bonuses may be affected by firm profits, bonuses are generally based upon a subjective evaluation of the individual’s overall contribution to the success of Weitz & Co.

Portfolio Manager Fund Ownership

The dollar range of equity securities beneficially owned by the Fund’s portfolio manager in the Funds he manages as of March 31, 2006 is as follows:

Portfolio Manager	Dollar Range of Equity Securities Beneficially Owned
Thomas D. Carney	Short-Intermediate Income Fund	$50,001-$100,000
	Government Money Market Fund	None
	Nebraska Tax-Free Income Fund	None

Disclosure of Fund Portfolio Holdings

The Board of Trustees has adopted policies and procedures concerning the public and nonpublic disclosure of the Fund’s portfolio securities.  In order to protect the confidentiality of the Fund’s portfolio holdings, information regarding those holdings may not, as a general matter, be disclosed except: (1) to service providers that require such information in the course of performing their duties (such as the Fund’s investment adviser, administrator, custodian, independent public accountants, legal counsel, officers, the Board of Trustees, and each of their respective affiliates) and that are subject to a duty of confidentiality, and (2) pursuant to certain enumerated exceptions.  These exceptions include: (1) disclosure of portfolio holdings only after such information has been publicly disclosed, and (2) to third-party vendors, and other financial intermediaries, pursuant to a confidentiality agreement.  A complete list of the Fund’s portfolio holdings is publicly available on a quarterly basis through filings made with the SEC on Forms N-CSR and N-Q.  The Fund also makes available certain additional information regarding its portfolio holdings on its website, www.weitzfunds.com.

Whenever portfolio holdings disclosure made pursuant to the Fund’s procedures involves a conflict of interest between the Fund’s shareholders and the Fund’s Adviser or any affiliated person of the Fund, the disclosure may not be made unless a majority of the Trust’s Independent Trustees or a majority of a board committee consisting solely of Independent Trustees approves such disclosure.  Neither the Fund nor the Adviser may enter into any arrangement providing for the disclosure of non-public portfolio holding information for the receipt of compensation or benefit of any kind.

Any exceptions to the policies and procedures may only be made with the consent of the Trust’s chief compliance officer upon a determination that such disclosure serves a legitimate business purpose and is in the best interests of the Fund and will be reported to the Board at the Board’s next regularly scheduled meeting.  Any amendments to the Trust’s policies and procedures must be approved and adopted by the Trust’s Board of Trustees.

PRINCIPAL HOLDERS OF SECURITIES

As of December 29, 2006, Wallace R. Weitz owned greater than 25% of the Fund’s outstanding shares of beneficial interest.  Persons or entities owning greater than 25% of the Fund’s shares of beneficial interest may be deemed to control the Fund based on their ability to influence the outcome of matters submitted to a vote of shareholders due to their substantial ownership of Fund shares.  As of December 29, 2006, the Trustees and officers of the Fund, as a group, owned greater than 25% of the Fund’s shares.

INVESTMENT ADVISORY AND OTHER SERVICES

Investment Adviser and Distributor

Wallace R. Weitz & Company, a Nebraska corporation whose stock is owned primarily by Wallace R. Weitz, is the investment adviser for the Fund.  Weitz Securities, Inc., a Nebraska corporation wholly owned by Wallace R. Weitz, distributes the shares of the Fund on a continuous basis without compensation from the Fund.

The Fund pays Weitz & Co., on a monthly basis, an annual advisory fee equal to 0.40% of the Fund’s average daily net assets.

Weitz & Co. is responsible for selecting the securities for the Fund.  In addition, Weitz & Co. also provides certain management and other personnel to the Fund.  Weitz & Co. also pays any sales or promotional costs incurred in connection with the sale of the Fund’s shares.

The Trust pays all expenses of operations not specifically assumed by Weitz & Co.  Such costs include, without limitation: costs and expenses related to custodial, administrative, transfer agent and sub-transfer agent services; fees of legal counsel and independent public accountants; compensation of trustees (other than those that are also officers of Weitz & Co.); expenses of printing and distributing to shareholders notices, proxy solicitation material, prospectuses and reports; brokerage commissions; taxes; interest; payment of premiums for certain insurance carried by the Trust; and expenses of complying with federal, state and other laws.  Such expenses will be charged to the Fund for which such items were incurred, but if such items are not directly related to a Fund, they will be allocated among the Funds based upon the relative net assets of the Fund.

The investment advisory agreement provides that neither Weitz & Co. nor any of its officers or trustees, agents or employees will have any liability to the Trust or its shareholders for any error of judgment, mistake of law or any loss arising out of any investments, or for any other act or omission in the performance of its duties as investment adviser under the agreement, except for liability resulting from willful misfeasance, bad faith or gross negligence on the part of the investment adviser in the performance of its duties or from reckless disregard by the investment adviser of its obligations under the agreement.  The federal and state securities laws and other laws may impose liability under certain circumstances on persons who act in good faith.  Nothing in the investment advisory agreement waives or limits any rights under such laws.  Weitz & Co. has contractually retained all rights to use the name “Weitz” by the Fund and the Trust.  If the Fund were to contract with another investment adviser, the Fund could be required to change its name.

The Fund pays all expenses directly attributable to it.  Weitz & Co. has voluntarily agreed to reimburse the Fund or to pay directly a portion of the Fund’s expenses to the extent that the total annual Fund operating expenses, excluding taxes, interest and brokerage commissions, exceed 0.75% of the Fund’s annual average daily net assets.  This voluntary fee waiver can be terminated at any time.

Administrator

Weitz & Co. is also the administrator for the Fund in accordance with an Administration Agreement with the Trust.  Under the agreement, the Fund pays the administrator, on a monthly basis, an annual fee, based upon the following break-point schedule:

Average Daily Net Asset Break Points

Greater Than	Less Than or Equal To	Rate	Minimum
$0	$25,000,000	0.200%	$25,000
25,000,000	100,000,000	0.175%
100,000,000		0.100%

Services provided under the Administration Agreement include, without limitation, customary services related to fund accounting, recordkeeping, compliance, registration, transfer agent and dividend disbursing.

Sub-Transfer Agent

Weitz & Co. has contracted with Boston Financial Data Services, Inc., 330 W. 9th Street, Kansas City, Missouri 64105 to serve as a sub-transfer agent for the Fund.

Custodian

The Fund’s custodian is Wells Fargo Bank Minnesota, National Association, Sixth and Marquette, Minneapolis, Minnesota 55479-0001.  The custodian has custody of all securities and cash of the Fund, delivers and receives payment for securities sold, receives and pays for securities purchased, collects income from investments, and performs other duties as directed by officers of the Trust.

Independent Registered Public Accounting Firm

The Fund’s independent registered public accounting firm is Ernst & Young LLP, 1900 Scripps Center, 312 Walnut Street, Cincinnati, Ohio 45202.

Legal Counsel

The Fund’s legal counsel is Dechert, LLP, 1775 I Street N.W., Washington, DC 20006-2401.

PORTFOLIO TRANSACTIONS AND BROKERAGE ALLOCATION

Weitz & Co. is responsible for recommendations on buying and selling securities for the Fund and for determinations as to which broker is to be used in each specific transaction.  Weitz & Co. attempts to obtain from brokers the most favorable price and execution available.  In over-the-counter transactions, orders are generally placed with a principal market maker unless Weitz & Co. determines that a better price and execution can be obtained using a broker.  The best price to the Fund means the best net price without regard to the mix between purchase or sale price and commissions, if any.  In selecting broker-dealers and determining the most favorable price and execution, all factors relevant to the best interest of the Fund are considered, including, for example, price, the size of the transaction taking into account market prices and trends, the reputation, experience and financial stability of the broker-dealer involved and the quality of service rendered by the broker-dealer in other transactions.  Subject to these considerations, Weitz & Co. may place orders for the purchase or sale of the Fund’s securities with brokers or dealers who have provided research, statistical or other financial information.

Because of such factors, most of which are subject to the best judgment of Weitz & Co., Weitz & Co. may pay a broker providing brokerage and research services to the Fund a commission or commission equivalent for a securities transaction that is higher than the commission or commission equivalent another broker would have charged, provided that Weitz & Co. has determined in good faith that the amount of such commission or commission equivalent is reasonable in relation to the value of the brokerage and research services provided by the broker, viewed in terms of either that particular transaction or the broker’s ability to execute difficult transactions in the future.  Research services furnished by brokers through whom Weitz & Co. effects securities transactions are used by Weitz & Co. in servicing all of its accounts and are not used exclusively with respect to transactions for the Fund.

Brokerage and research services may include, among other things, information on the economy, industries, individual companies, statistical information, accounting and tax law interpretations, legal developments affecting portfolio securities, technical market action, credit analysis, risk measurement analysis and performance analysis.  Such research services are received primarily in the form of written reports, telephone contacts and occasional meetings with securities analysts.  Such research services may also be provided in the form of access to various computer-generated data, computer software, and meetings arranged with corporate and industry spokesmen.  In some cases, research services are generated by third parties, but are provided to Weitz & Co. by or through brokers.

In the case where Weitz & Co. may receive both brokerage and research and other benefits from the services provided by brokers, Weitz & Co. makes a good faith allocation between the brokerage and research services and other benefits and pays for such other benefits in cash.

Weitz & Co. may aggregate orders for the purchase or sale of the same security for the Fund and other advisory clients.  Weitz & Co. will only aggregate trades in this manner if all transaction costs are shared equally by the participants on a pro-rata basis.  Such aggregate trading allows Weitz & Co. to execute trades in a more timely and equitable manner and to reduce overall commission charges to clients.  Weitz & Co. may include its own proprietary accounts in such aggregate trades.  Weitz & Co. will only execute such a trade subject to its duty of obtaining the best execution of the trade from the broker selected.

ORGANIZATION AND CAPITAL STRUCTURE

General

The Trust is a  Delaware statutory trust organized on August 4, 2003 and is registered under the Investment Company Act of 1940 as an open-end management investment company, commonly known as a mutual fund.  The Trust currently has eight investment series, the Value Fund, Partners Value Fund, Hickory Fund, Partners III Opportunity Fund, Balanced Fund, Nebraska Tax-Free Income Fund, Short-Intermediate Income Fund and Government Money Market Fund.  The Trustees may from time to time establish additional series or classes of shares without the approval of shareholders.  The assets of each series belong only to that series, and the liabilities of each series are borne solely by that series and no other.

The Trust is authorized to issue an indefinite number of shares of beneficial interest.  All shares, when issued, are fully paid, non-assessable, redeemable and fully transferable.  All shares, which have no preemptive or conversion rights, have equal voting rights and can be issued as full or fractional shares.  A fractional share has pro rata the same kind of rights and privileges as a full share.

On certain issues, such as the election of trustees, all shares of the Trust vote together.  The shareholders of a particular Fund, however, would vote separately on issues affecting only that particular Fund, such as the approval of a change in a fundamental investment restriction for that Fund.

Shareholder Meetings

Although the Fund may hold periodic shareholder information meetings, annual meetings of shareholders will not be held unless required by the Investment Company Act of 1940 or at the direction of the Board of Trustees of the Trust.  Among other things, the Investment Company Act of 1940 requires a shareholder vote for amendments to the Fund’s fundamental investment policies and investment advisory agreement.

PURCHASING SHARES

See “Purchasing Shares” in the Prospectus for basic information on how to purchase shares of the Fund.

To purchase shares, you should complete a Purchase Application and transfer funds for the purchase either by sending a check or a wire transfer to the Trust.  The Trust does not accept cash, money orders, travelers’ checks, third-party checks, credit card convenience checks, instant loan checks, post-dated checks, checks drawn on banks outside the U.S. or other checks deemed to be high risk checks.  The price paid for the shares purchased will be the next determined net asset value after the Trust receives the application and payment for the shares.  All purchase orders are subject to acceptance by authorized officers of the Trust and are not binding until so accepted.  The net asset value of the Fund’s shares is determined once each day generally at the close of the New York Stock Exchange (ordinarily 3:00 p.m. Central time) on days on which the New York Stock Exchange is open for business.  If the completed order is received in good order before such time, the order will be effective on that day.  If the completed order is received in good order after such time the order will be effective on the following business day.

Shares of the Fund may also be purchased through certain broker-dealers or other financial intermediaries that have entered into selling agreements or related arrangements with Weitz & Co. or its affiliates.  If you invest through such entities, you must follow their procedures for buying and selling shares.  Such broker-dealers or financial intermediaries are authorized to designate other intermediaries to accept purchase and redemption orders on behalf of the Fund.  If the broker-dealer or financial intermediary submits trades to the Fund, the Fund will use the time of day when such entity or its designee receives the order to determine the time of purchase or redemption, and will process the order at the next closing price computed after acceptance.  The broker-dealer or financial intermediary generally has the responsibility of sending prospectuses, shareholder reports, statements and tax forms to their clients.

Weitz & Co. may, from time to time, make payments to broker-dealers or other financial intermediaries for certain services to the Fund and/or its shareholders, including sub-administration, sub-transfer agency and shareholder servicing.

You should purchase shares of the Fund only if you intend to be a patient long-term investor.  The Fund is intended for long-term investors and not for those who wish to trade frequently in Fund shares.  Frequent trading into and out of the Fund can have adverse consequences for the Fund and for long-term shareholders in the Fund.  The Trust believes that frequent or excessive short-term trading activity by shareholders of the Fund may be detrimental to long-term investors because those activities may, among other things: (a) dilute the value of shares held by long-term shareholders; (b) cause the Fund to maintain larger cash positions than would otherwise be necessary; (c) increase brokerage commissions and related costs and expenses; and (d) incur additional tax liability. The Trust therefore discourages frequent purchase and redemptions by shareholders and it does not make any effort to accommodate this practice. To protect against such activity, the Board of Trustees has adopted policies and procedures that are intended to permit the Fund to curtail frequent or excessive short-term trading by shareholders. At the present time the Trust does not impose limits on the frequency of purchases and redemptions, nor does it limit the number of exchanges into any of the Funds. The

Trust reserves the right, however, to impose certain limitations at any time with respect to trading in shares of the Fund, including suspending or terminating trading privileges in Fund shares, for any investor whom it believes has a history of abusive trading or whose trading, in the judgment of the Trust, has been or may be disruptive to the Fund.  The Fund’s ability to detect and prevent any abusive or excessive short-term trading may be limited to the extent such trading involves Fund shares held through omnibus accounts of a financial intermediary.

Important Information about Procedures for Opening an Account

To help the government fight the funding of terrorism and money laundering activities, Federal law requires all financial institutions, including the Fund, to obtain, verify and record information that identifies each customer (as defined in the Department of Treasury’s Customer Identification Program for Mutual Funds) who opens an account, and to determine whether such person’s name appears on government lists of known or suspected terrorists and terrorist organizations.

What this means for you:  the Fund must obtain the following information for each customer prior to opening an account:

•                  Name;

•                  Date of birth (for individuals);

•                  Physical residential address (not post office boxes); and

•                  Taxpayer Identification Number such as Social Security Number or other identifying number.

Following receipt of your information, the Fund will follow its Customer Identification Program to attempt to verify your identity.  You may be asked to provide certain other documentation (such as a driver’s license or a passport) in order to verify your identity.  Additional information may be required to open accounts for corporations and other non-natural persons.  The Fund will also follow its Customer Identification Program to obtain, verify and record the identity of persons authorized to act on accounts for such non-natural persons.  Any documents requested in connection with the opening of an account will be utilized solely to establish the identity of customers in accordance with the requirements of law.  Federal law prohibits the Fund and other financial institutions from opening accounts unless the minimum identifying information is received.  The Fund is also required to verify the identity of the new customer under the Fund’s Customer Identification Program and may be required to reject a new account application, close your account or take other steps as they deem reasonable if the Fund is unable to verify your identity.  If an account is closed, the shares in that account will be redeemed at the net asset value determined on the redemption date.

PRICING OF SHARES

The net asset value per share of the Fund is determined once each day generally as of the close of trading on the New York Stock Exchange (ordinarily 3:00 p.m., Central Time) on days on which the New York Stock Exchange is open for business.  Currently the New York Stock Exchange and the Fund is closed for business on the following holidays (or on the nearest Monday or Friday if the holiday falls on a weekend):  New Year’s Day, Martin Luther King, Jr. Day,

Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas.

The net asset value per share for the Fund is determined by calculating the market value of all the  Fund’s assets, deducting total liabilities and dividing the result by the number of shares outstanding.  In calculating the net asset value of the Fund’s shares:

1.               Securities traded on a national or regional securities exchange are valued at the last sales price; if there were no sales on that day, securities are valued at the mean between the latest available and representative bid and ask prices; securities listed on the NASDAQ exchange will be valued using the NASDAQ Official Closing Price (“NOCP”).  Generally, the NOCP will be the last sales price unless the reported trade for the security is outside the range of the bid/ask price.  In such cases, the NOCP will be normalized to the nearer of the bid or ask price;

2.               Securities not listed on an exchange are valued at the mean between the latest available and representative bid and ask prices;

3.               The value of certain debt securities for which market quotations are not readily available may be based upon current market prices of securities which are comparable in coupon, rating and maturity or an appropriate matrix utilizing similar factors;

4.               The current market value of a traded option is the last sales price at which such option is traded, or, in the absence of a sale on or about the close of the exchange, the mean of the closing bid and ask prices; and

5.               The value of securities for which market quotations are not readily available or are deemed unreliable, including restricted and not readily marketable securities, is determined in good faith in accordance with procedures approved by the Trust’s Board of Trustees.  Such valuation procedures and methods for valuing securities may include, but are not limited to: multiple of earnings, multiple of book value, discount from value of a similar freely-traded security, purchase price, private transaction in the security or related securities, the nature and duration of restrictions on disposition of the security and a combination of these and other factors.

Certain securities the Fund may own may be valued at fair value as determined in good faith by the Trustees or by Weitz & Co., as Adviser, in accordance with policies and procedures approved by the Trustees.  Such valuations and procedures are reviewed periodically by the Trustees.  The fair value of such securities is generally determined as the amount which a Fund could reasonably expect to realize from an orderly disposition of such securities over a reasonable period of time. The valuation procedures applied in any specific instance are likely to vary from case to case. However, consideration is generally given to the financial position of the issuer and other fundamental analytical data relating to the investment and to the nature of the restrictions on disposition of the securities (including any registration expenses that might be borne by the Fund in connection with the disposition). In addition, such specific factors are also generally considered such as the cost of the investment, the market value of any unrestricted securities of the same class (both at the time of purchase and at the time of valuation), the size of the holding, the prices of any recent transactions or offers with respect to such securities and any available analysts’ reports regarding the issuer.  These valuation procedures permit the Board to establish values for such securities based upon a good faith estimation of the fair market value of the subject security.  As a result of relying on these valuation procedures, the Fund may, therefore, utilize a valuation for a given security that is different from the value actually realized upon the eventual sale of the security.

REDEMPTION OF SHARES

Redemption of the Fund’s shares may be suspended at times (a) when the New York Stock Exchange is closed for other than customary weekend or holiday closings, (b) when trading on the New York Stock Exchange is restricted, (c) when an emergency exists, as a result of which disposal by the Fund of securities owned by it is not reasonably practicable, or it is not reasonably practicable for the Fund to fairly determine the value of its net assets, or (d) during any other period when the Securities and Exchange Commission, by order, so permits, provided that the applicable rules and regulations of the Securities and Exchange Commission shall govern as to whether the conditions described in (b) or (c) exist.

The Trust has elected to be governed by Rule 18f-1 under the Investment Company Act of 1940, which obligates the Trust to redeem shares in cash, with respect to any one shareholder during any 90-day period, up to the lesser of $250,000 or 1% of the assets of a Fund.  If Weitz & Co. determines that existing conditions make cash payments undesirable, redemption payments may be made in whole or in part in securities or other financial assets, valued for this purpose as they are valued in computing a Fund’s net asset value per share (a “redemption-in-kind”).  Shareholders receiving securities or other financial assets in a redemption-in-kind may realize a gain or loss for tax purposes, and will incur any costs of sale, as well as the associated inconveniences.

TAXATION

Set forth below is a discussion of certain U.S. federal income tax issues concerning the Fund and the purchase, ownership, and disposition of the Fund’s shares.  This discussion does not purport to be complete or to deal with all the aspects of federal income taxation that may be relevant to shareholders in light of their particular circumstances.  This discussion is based upon present provisions of the Internal Revenue Code of 1986, as amended (the “Code”), the regulations promulgated thereunder, and judicial and administrative ruling authorities, all of which are subject to change, which change may be retroactive.  Prospective investors should consult their own tax advisers with regard to the federal tax consequences of the purchase, ownership, or disposition of the Fund’s shares, as well as the tax consequences arising under the laws of any state, foreign country, or other taxing jurisdiction.

Tax Status of the Fund

The Trust intends to qualify the Fund annually and elect to be treated as a regulated investment company under the Internal Revenue Code. To qualify as a regulated investment company, the

Fund generally must, among other things, (a) derive in each taxable year at least 90% of its gross income from dividends, interest, payments with respect to securities loans, and gains from the sale or other disposition of stock, securities or foreign currencies, net income from certain “qualified publicly traded partnerships,” or other income derived with respect to its business of investing in such stock, securities or currencies (“Qualifying Income Test”); (b) diversify its holdings so that, at the end of each quarter of the taxable year, (i) at least 50% of the market value of the Fund’s assets is represented by cash, U.S. Government securities, the securities of other regulated investment companies and other securities, with such other securities of any one issuer limited for the purposes of this calculation to an amount not greater than 5% of the value of the Fund’s total assets and 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of its total assets is invested in the securities of any one issuer (other than U.S. Government securities or the securities of other regulated investment companies), two or more issuers which the Fund controls and which are engaged in the same or similar trades or businesses or related trades or businesses or one or more “qualified publicly traded partnerships;” and (c) distribute each taxable year the sum of (i) at least 90% of its investment company taxable income (which includes dividends, interest and net short-term capital gains in excess of any net long-term capital losses) and (ii) 90% of its tax exempt interest, net of expenses allocable thereto.

If the Fund failed to qualify as a regulated investment company in any taxable year, the Fund would be subject to tax on its taxable income at corporate rates, and all distributions from earnings and profits, including any distributions of net tax-exempt income and net long-term capital gains, would be taxable to shareholders as ordinary income. Some portions of such distributions may be eligible for the dividends received deduction in the case of corporate shareholders and reduced rates of taxation on qualified dividend income in the case of individuals. In addition, a Fund could be required to recognize unrealized gains, pay substantial taxes and interest and make substantial distributions before requalifying as a regulated investment company

The Code requires that all regulated investment companies pay a nondeductible 4% excise tax to the extent the regulated investment company does not distribute 98% of its ordinary income, determined on a calendar year basis, and 98% of its capital gains, determined, in general, on an October 31 year end.  The required distributions are based only on the taxable income of a regulated investment company.

Distributions in General

The Fund must have at least 50% of its total assets invested in municipal bonds at the end of each calendar quarter so that dividends derived from its net interest income on municipal bonds and so designated by the Fund will be “exempt-interest dividends,” which are generally exempt from federal income tax when received by an investor. A portion of the distributions paid by the Fund may be subject to tax as ordinary income (including certain amounts attributable to bonds acquired at a market discount). In addition, any distributions of net short-term capital gains would be taxed as ordinary income and any distribution of capital gain dividends would be taxed as long-term capital gains. Certain exempt-interest dividends may increase alternative minimum taxable income for purposes of determining a shareholder’s liability for the alternative minimum tax. In addition, exempt-interest dividends allocable to interest from certain “private activity bonds” will not be tax exempt for purposes of the regular income tax to shareholders who are “substantial users” of the facilities financed by such obligations or “related persons” of

“substantial users.” The tax-exempt portion of dividends paid for a calendar year constituting “exempt-interest dividends” will be designated after the end of that year and will be based upon the ratio of net tax-exempt income to total net income earned by the Fund during the entire year. That ratio may be substantially different than the ratio of net tax-exempt income to total net income earned during a portion of the year. Thus, an investor who holds shares for only a part of the year may be allocated more or less tax-exempt interest dividends than would be the case if the allocation were based on the ratio of net tax-exempt income to total net income actually earned by the Fund while the investor was a shareholder.

Shareholders of the Fund receiving social security or railroad retirement benefits may be taxed on a portion of those benefits as a result of receiving tax exempt income (including exempt-interest dividends distributed by the Fund). The tax may be imposed on up to 50% of a recipient’s benefits in cases where the sum of the recipient’s adjusted gross income (with certain adjustments, including tax-exempt interest) and 50% of the recipient’s benefits, exceeds a base amount. In addition, up to 85% of a recipient’s benefits may be subject to tax if the sum of the recipient’s adjusted gross income (with certain adjustments, including tax-exempt interest) and 50% of the recipient’s benefits exceeds a higher base amount. Shareholders receiving social security or railroad retirement benefits should consult with their tax advisors.

In years when the Fund distributes amounts in excess of its earnings and profits, such distributions may be treated in part as a return of capital. A return of capital is not taxable to a shareholder and has the effect of reducing the shareholder’s basis in the shares. Since certain of the Fund’s expenses attributable to earning tax-exempt income do not reduce the Fund’s current earnings and profits, it is possible that distributions, if any, in excess of the Fund’s net tax-exempt and taxable income will be treated as taxable dividends to the extent of the Fund’s remaining earnings and profits (i.e., the amount of such expenses).

Distributions of investment company taxable income that are not exempt interest dividends are taxable to a U.S. shareholder as ordinary income, whether paid in cash or shares.  Dividends paid by the Fund to a corporate shareholder, to the extent such dividends are attributable to dividends received by the Fund from a U.S. corporation, may, subject to limitation, be eligible for the dividends received deduction.  However, the alternative minimum tax applied to corporations may reduce the value of the dividends received deduction.

The excess of net long-term capital gains over net short-term capital losses realized, distributed and properly designated by the Fund, whether paid in cash or reinvested in Fund shares, will generally be taxable to shareholders as long-term capital gain, regardless of how long a shareholder has held Fund shares.  Net capital gains from assets held for one year or less will be taxed as ordinary income.

Shareholders will be notified annually as to the U.S. federal tax status of distributions, and shareholders receiving distributions in the form of newly issued shares will receive a statement as to the net asset value of the shares received.

If the net asset value of shares is reduced below a shareholder’s cost as a result of a distribution by the Fund, such distribution generally will be taxable even though it represents a return of invested capital.  Investors should be careful to consider the tax implications of buying shares of the Fund just prior to a distribution.  The price of shares purchased at this time will include the amount of the forthcoming distribution, but the distribution will generally be taxable to the shareholder.

A distribution will be treated as paid on December 31 of a calendar year if it is declared by the Fund in October, November or December of that year with a record date in such a month and paid by the Fund during January of the following year.  Such a distribution will be taxable to shareholders in the calendar year in which the distribution is declared, rather than the calendar year in which it is received.

Tax law generally provides for a maximum tax rate for individual taxpayers of 15% on long-term capital gains and on certain qualifying dividend income.  The rate reductions do not apply to corporate taxpayers.  The Fund will be able to separately designate distributions of any qualifying long-term capital gains or qualifying dividends earned by the Fund that would be eligible for the lower maximum rate. A shareholder would also have to satisfy a 61-day holding period with respect to any distributions of qualifying dividends in order to obtain the benefit of the lower rate.  Distributions resulting from income from the Fund’s investments in bonds and other debt instruments will not generally qualify for the lower rates. Further, because many companies in which the Fund invests do not pay significant dividends on their stock, the Fund may not generally derive significant amounts of qualifying dividend income that would be eligible for the lower rate.  Note that distributions of earnings from dividends paid by “qualified foreign corporations” can also qualify for the lower tax rates on qualifying dividends.  Qualified foreign corporations are corporations incorporated in a U.S. possession, corporations whose stock is readily tradable on an established securities market in the U.S., and corporations eligible for the benefits of a comprehensive income tax treaty with the United States which satisfy certain other requirements.  Passive foreign investment companies are not treated as “qualified foreign corporations.”  Foreign tax credits associated with dividends from “qualified foreign corporations” will be limited to reflect the reduced U.S. tax on those dividends.

Dispositions

Upon a redemption, sale or exchange of shares of the Fund, the shareholder will realize a taxable gain or loss depending upon his or her basis in the shares.  A gain or loss will be treated as capital gain or loss if the shares are capital assets in the shareholder’s hands, and the rate of tax will depend upon the shareholder’s holding period for the shares.  If the shareholder has held the shares as a capital asset for more than 12 months, the maximum current federal income tax rate is 15%.  Any loss realized on a redemption, sale or exchange will be disallowed to the extent the shares disposed of are replaced (including through reinvestment of dividends) within a period of 61 days beginning 30 days before and ending 30 days after the shares are disposed of.  In such a case the basis of the shares acquired will need to be adjusted by the shareholder to reflect the disallowed loss.  If a shareholder holds Fund shares for six months or less and during that period receives a distribution taxable to the shareholder as long-term capital gain any loss realized on the sale of such shares during such six-month period would be a long-term loss to the extent of such distribution.  In addition, any loss realized on shares held for six months or less will be disallowed to the extent of any exempt interest dividends that were received on the shares.

Backup Withholding

The Fund generally will be required to withhold federal income tax at the applicable rate (“backup withholding”) from dividends paid (other than exempt-interest dividends), capital gain distributions, and/or redemption proceeds to shareholders if (1) the shareholder fails to furnish the Fund with the shareholder’s correct taxpayer identification number or social security number, (2) the IRS notifies the shareholder or the Fund that the shareholder has failed to report properly certain interest and dividend income to the IRS and to respond to notices to that effect, or (3) when required to do so, the shareholder fails to certify that he or she is not subject to backup withholding.  Any amounts withheld may be credited against the shareholder’s federal income tax liability.

Other Taxation

Distributions may be subject to additional state, local and foreign taxes, depending on each shareholder’s particular situation.

Fund Investments

Market Discount.  If the Fund purchases a debt security at a price lower than the stated redemption price of such debt security, the excess of the stated redemption price over the purchase price is “market discount.”  If the amount of market discount is more than a de minimis amount, a portion of such market discount must be included as ordinary income (not capital gain) by the Fund in each taxable year in which the Fund owns an interest in such debt security and receives a principal payment on it.  In particular, the Fund will be required to allocate that principal payment first to the portion of the market discount on the debt security that has accrued but has not previously been includable in income.  In general, the amount of market discount that must be included for each period is equal to the lesser of (i) the amount of the market discount accruing during such period (plus any accrued market discount for prior periods not previously taken into account) or (ii) the amount of the principal payment with respect to such period.  Generally, market discount accrues on a daily basis for each day the debt security is held by the Fund at a constant rate over the time remaining to the debt security’s maturity or, at the election of the Fund, at a constant yield to maturity which takes into account the semi-annual compounding of interest.  Gain realized on the disposition of a market discount obligation must be recognized as ordinary interest income (not capital gain) to the extent of the “accrued market discount.”

Original Issue Discount.  Certain debt securities acquired by the Fund may be treated as debt securities that were originally issued at a discount.  Very generally, original issue discount is defined as the difference between the price at which a security was issued and its stated redemption price at maturity.  Although no cash income or account of such discount is actually received by the Fund, original issue discount that accrues on a debt security in a given year generally is treated for federal income tax purposes as interest and, therefore, such income would be subject to the distribution requirements applicable to regulated investment companies.  Some debt securities may be purchased by the Fund at a discount that exceeds the original issue discount on such debt securities, if any.  This additional discount represents market discount for federal income tax purposes (see above).

Options, Futures and Forward Contracts.  Any regulated futures contracts and certain options (namely, nonequity options and dealer equity options) in which the Fund may invest may be “section 1256 contracts.”  Gains (or losses) on these contracts generally are considered to be 60% long-term and 40% short-term capital gains or losses.  Also, section 1256 contracts held by the Fund at the end of each taxable year (and on certain other dates prescribed in the Code) are

“marked to market” with the result that unrealized gains or losses are treated as though they were realized.

Transactions in options, futures and forward contracts undertaken by the Fund may result in “straddles” for federal income tax purposes.  The straddle rules may affect the character of gains (or losses) realized by the Fund, and losses realized by the Fund on positions that are part of a straddle may be deferred under the straddle rules rather than being taken into account in calculating the taxable income for the taxable year in which the losses are realized.  In addition, certain carrying charges (including interest expense) associated with positions in a straddle may be required to be capitalized rather than deducted currently.  Certain elections that the Fund may make with respect to its straddle positions may also affect the amount, character and timing of the recognition of gains or losses from the affected positions.

The consequences of such transactions to the Fund are not entirely clear.  The straddle rules may increase the amount of short-term capital gain realized by the Fund, which is taxed as ordinary income when distributed to shareholders.  Because application of the straddle rules may affect the character of gains or losses, defer losses and/or accelerate the recognition of gains or losses from the affected straddle positions, the amount which must be distributed to shareholders as ordinary income or long-term capital gain may be increased or decreased substantially as compared to what would have occurred if the Fund had not engaged in such transactions.

Constructive Sales.  Under certain circumstances, the Fund may recognize gain from a constructive sale of an “appreciated financial position” it holds if it enters into a short sale, forward contract or other transaction that substantially reduces the risk of loss with respect to the appreciated position.  In that event, the Fund would be treated as if it had sold and immediately repurchased the property and would be taxed on any gain (but not loss) from the constructive sale.  The character of gain from a constructive sale would depend upon the Fund’s holding period in the property.  Loss from a constructive sale would be recognized when the property was subsequently disposed of, and its character would depend on the Fund’s holding period and the application of various loss deferral provisions of the Code.  Constructive sale treatment generally does not apply to transactions if such transaction is closed before the end of the 30th day after the close of the Fund’s taxable year and the Fund holds the appreciated financial position throughout the 60-day period beginning with the day such transaction was closed.

Alternative Minimum Tax.  While the interest on bonds issued to finance essential state and local government operations is generally tax-exempt, interest on certain nonessential or private activity securities issued after August 7, 1986, while exempt from the regular federal income tax, constitutes a tax-preference item for taxpayers in determining alternative minimum tax liability under the Code and income tax provisions of several states.  The interest on private activity securities could subject a shareholder to, or increase liability under, the federal alternative minimum tax, depending on the shareholder’s tax situation.

All distributions derived from interest exempt from regular federal income tax may subject corporate shareholders to, or increase their liability under, the alternative minimum tax and environmental tax because these distributions are included in the corporation’s adjusted current earnings.  The Fund will inform shareholders annually as to the dollar amount of distributions derived from interest payments on private activity securities.

CALCULATION OF PERFORMANCE DATA

The Fund may include its respective total return in advertisements or reports to shareholders or prospective investors.  Total return is the percentage change in the net asset value of the Fund share over a given period of time, with dividends and distributions treated as reinvested.  Performance of the Fund may be shown by presenting one or more performance measurements, including cumulative total return or average annual total return.  Cumulative total return is the actual total return of an investment in the Fund over a specific period of time and does not reflect how much of the value of the investment may have fluctuated during the period of time indicated.  Average annual total return is the annual compound total return of the Fund over a specific period of time that would have produced the cumulative total return over the same period if the Fund’s performance had remained constant throughout the period.

From time to time the Fund may quote yield in advertisements or in reports and other communications to shareholders.  For this purpose, yield is calculated by dividing net investment income per share earned during a 30-day period by the net asset value per share on the last day of the period.  Net investment income includes interest and dividend income earned on a Fund’s securities; it is net of all expenses.  The yield calculation assumes that net investment income earned over 30 days is compounded semiannually and then annualized.  Methods used to calculate advertised yields are standardized for all bond mutual funds.  However, these methods differ from the accounting methods used by the Fund to maintain its books and records, and so the advertised 30-day yield may not fully reflect the income paid to a shareholder’s account.  The Fund’s net investment income changes in response to fluctuations in interest rates and in the expenses of the Fund.  Consequently, any given quotation should not be considered as representative of what the Fund’s yield may be for any specified period in the future.

Yield information may be useful in reviewing the Fund’s performance and for providing a basis for comparison with other investment alternatives.  However, the Fund’s yield will fluctuate, unlike other investments which pay a fixed yield for a stated period of time.  Current yield should be considered together with fluctuations in the Fund’s net asset value over the period for which yield has been calculated, which, when combined, will indicate the Fund’s total return to shareholders for that period.  In addition, investors should give consideration to the quality and maturity of the securities owned by the Fund when comparing investment alternatives.

Investors should recognize that in periods of declining interest rates the yield of the Fund will tend to be somewhat higher than prevailing market rates, and in periods of rising interest rates the yield of the Fund will tend to be somewhat lower.  Also, when interest rates are falling, the inflow of net new money to the Fund from the continuous sale of its shares will likely be invested in instruments producing lower yields than the balance of the Fund’s holdings, thereby reducing the current yield of the Fund.  In periods of rising interest rates, the opposite can be expected to occur.

The Fund’s average annual total return is computed in accordance with a standardized method prescribed by the SEC. The average annual total return for a specific period is found by first taking a hypothetical investment of $1,000 in the Fund’s shares on the first day of the period and computing the redeemable value of that investment at the end of the period. The redeemable value is then divided by the initial investment, and this quotient is raised to a power equal to one divided by the number of years (or fractional portion thereof) covered by the computation and subtracting one from the result. The calculation assumes that all income and capital gains distributions paid by the Fund have been reinvested at net asset value on the reinvestment dates.

Quotations of the Fund’s average annual total returns after taxes on distributions and after taxes on distributions and redemption are also computed in accordance with standardized methods prescribed by SEC rules. The Fund computes its average annual total return after taxes on distributions by determining the average annual compounded rates of return during specified periods that equate the initial amount invested to the ending redeemable value of such investment after taxes on fund distributions but not after taxes on redemptions. This is done by dividing the ending redeemable value after taxes on fund distributions of a hypothetical $1,000 initial payment by the initial investment and raising the quotient to a power equal to one divided by the number of years (or fractional portion thereof) covered by the computation and subtracting one from the result.

The Fund computes its average annual total return after taxes on distributions and redemption by determining the average annual compounded rates of return during specified periods that equate the initial amount invested to the ending redeemable value of such investment after taxes on fund distributions and redemptions. This is done by dividing the ending redeemable value after taxes on fund distributions and redemptions of a hypothetical $1,000 initial payment by the initial investment and raising the quotient to a power equal to one divided by the number of years (or fractional portion thereof) covered by the computation and subtracting one from the result.

The Fund may quote the indices of bond prices and yields prepared by Lehman Brothers and Salomon Brothers Inc., leading broker-dealer firms.  These indices are not managed for any investment goal.  Their composition may, however, be changed from time to time.

APPENDIX A

INTEREST RATE FUTURES CONTRACTS, BOND INDEX FUTURES
AND RELATED OPTIONS

Futures - In General  Although most futures contracts by their terms call for actual delivery or acceptance of commodities or securities, in most cases the contracts are closed out before the settlement date without the making or taking of delivery.  Closing out a short position is effected by purchasing a futures contract for the same aggregate amount of the specific type of financial instrument or commodity and the same delivery month.  If the price of the initial sale of the futures contract exceeds the price of the offsetting purchase, the seller is paid the difference and realizes a gain.  Conversely, if the price of the offsetting purchase exceeds the price of the initial sale, the seller realizes a loss.  Similarly, the closing out of a long position is effected by the purchaser entering into a futures contract sale.  If the offsetting sale price exceeds the purchase price, the purchaser realizes a gain, and if the purchase price exceeds the offsetting sale price, the purchaser realizes a loss.

The purchase or sale of a futures contract differs from the purchase or sale of a security in that no price or premium is paid or received.  Instead, an amount of cash or securities acceptable to Weitz & Co. and the relevant contract market, which varies but is generally about 5% of the contract amount, must be deposited with the custodian in the name of the broker.  This amount is known as “initial margin,” and represents a “good faith” deposit assuring the performance of both the purchaser and the seller under the futures contract.  Subsequent payments to and from the broker, known as “variation margin,” are required to be made on a daily basis as the price of the futures contract fluctuates, making the long or short positions in the futures contract more or less valuable, a process known as “marking to the market.” Prior to the settlement date of the futures contract, the position may be closed out by taking an opposite position which will operate to terminate the position in the futures contract.  A final determination of variation margin is then made, additional cash is required to be paid to or released by the broker, and the purchaser realizes a loss or gain.  In addition, a commission is paid on each completed purchase and sale transaction.

Interest Rate Futures Contracts  The Fund may purchase and sell interest rate futures contracts and options thereon.  An interest rate futures contract creates an obligation on the part of the seller (the “short”) to deliver, and an offsetting obligation on the part of the purchaser (the “long”) to accept delivery of, the type of financial instrument called for in the contract in a specified delivery month for a stated price.  A majority of transactions in interest rate futures contracts, however, do not result in the actual delivery of the underlying instrument, but are settled through liquidation, i.e., by entering into an offsetting transaction.  The interest rate futures contracts to be traded by the Fund are traded only on commodity exchanges--known as “contract markets”--approved for such trading by the Commodity Futures Trading Commission (“CFTC”) and must be executed through a futures commission merchant or brokerage firm which is a member of the relevant contract market.  These contract markets, through their clearing corporations, guarantee that the contracts will be performed.  Presently, futures contracts are based on such debt securities as long-term U. S. Treasury bonds, Treasury notes, Government National Mortgage Association modified pass-through mortgage-backed securities, three-month U.S. Treasury bills and bank certificates of deposit.

The purpose of the acquisition or sale of an interest rate futures contract by the Fund as the holder of fixed income securities, is to hedge against fluctuations in rates on such securities without actually buying or selling fixed income securities.  For example, if interest rates are expected to increase, the Fund might sell interest rate futures contracts.  Such a sale would have much the same effect as selling some of the fixed income securities held by the Fund.  If interest rates increase as anticipated by Weitz & Co., the value of certain fixed income securities in the Fund would decline, but the value of the Fund’s interest rate futures contracts would increase at approximately the same rate, thereby keeping the net asset value of the Fund from declining as much as it otherwise would have.  Of course, since the value of the securities held by the Fund will far exceed the value of the interest rate futures contracts sold by the Fund, an increase in the value of the futures contracts could only mitigate—but not totally offset the decline in the value of the Fund.

Similarly, when it is expected that interest rates may decline, interest rate futures contracts could be purchased to hedge against the Fund’s anticipated purchases of fixed income securities, at higher prices.  Since the rate of fluctuation in the value of interest rate futures contracts should be similar to that of the fixed income securities, the Fund could take advantage of the anticipated rise in the value of bonds without actually buying them until the market had stabilized.  At that time, the interest rate futures contracts could be liquidated and the Fund’s cash could then be used to buy bonds on the cash market.  The Fund could accomplish similar results by selling bonds with longer maturities and investing in bonds with shorter maturities when interest rates are expected to increase or by buying bonds with longer maturities and selling bonds with shorter maturities when interest rates are expected to decline.  However, in circumstances when the market for bonds may not be as liquid as that for futures contracts, the ability to invest in such contracts could enable the Fund to react more quickly to anticipated changes in market conditions or interest rates.

Options on Interest Rate Futures Contracts  An interest rate futures contract provides for the future sale by one party and the purchase by the other party of a certain amount of a specific financial instrument (debt security) at a specified price, date, time and place.  An option on an interest rate futures contract, as contrasted with the direct investment in such a contract, gives the purchaser the right, in return for the premium paid, to assume a position in an interest rate futures contract at a specified exercise price at any time prior to the expiration date of the option.  Options on interest rate futures contracts are similar to options on securities, which give the purchaser the right, in return for the premium paid, to purchase securities.  A call option gives the purchaser of such option the right to buy, and obliges its writer to sell, a specified underlying futures contract at a specified exercise price at any time prior to the expiration date of the option.  A purchaser of a put option has the right to sell, and the writer has the obligation to buy, such contract at the exercise price during the option period.  Upon exercise of an option, the delivery of the futures position by the writer of the option to the holder of the option will be accompanied by delivery of the accumulated balance in the writer’s future margin account, which represents the amount by which the market price of the futures contract exceeds, in the case of a call, or is less than, in the case of a put, the exercise price of the option on the futures contract.  If an option is exercised on the last trading day prior to the expiration date of the option, the settlement will be made entirely in cash equal to the difference between the exercise price of the option and the closing price of the interest rate futures contract on the expiration date.  The potential loss related to the purchase of an option on interest rate futures contracts is limited to the premium paid for the option (plus transaction costs).  Because the value of the option is fixed at the point of sale, there are no daily cash payments to reflect changes in the value of the underlying contract;

however, the value of the option does change daily and that change would be reflected in the net asset value of the Fund.

The Fund will purchase put and call options on interest rate futures contracts which are traded on a United States exchange or board of trade as a hedge against changes in interest rates, and will enter into closing transactions with respect to such options to terminate existing positions.  The Fund will purchase put options on interest rate futures contracts securities if Weitz & Co. anticipates a rise in interest rates.  The purchase of put options on interest rate futures contracts is analogous to the purchase of put options on debt securities so as to hedge a portfolio of debt securities against the risk of rising interest rates.  Because of the inverse relationship between the trends in interest rates and values of debt securities, a rise in interest rates would result in a decline in the value of debt securities held in the Fund.  Because the value of an interest rate futures contract moves inversely in relation to changes in interest rates, as is the case with debt securities, a put option on such a contract becomes more valuable as interest rates rise.  By purchasing put options on interest rate futures contracts at a time when Weitz & Co. expects interest rates to rise, the Fund will seek to realize a profit to offset the loss in value of its portfolio securities, without the need to sell such securities.

The Fund will purchase call options on interest rate futures contracts if Weitz & Co. anticipates a decline in interest rates.  The purchase of a call option on an interest rate futures contract represents a means of obtaining temporary exposure to market appreciation at limited risk.  It is analogous to the purchase of a call option on an individual debt security, which can be used as a substitute for a position in the debt security itself.  Depending upon the pricing of the option compared to either the futures contract upon which it is based or to the price of the underlying debt securities, it may or may not be less risky than ownership of the futures contract or underlying debt.  The Fund will purchase a call option on an interest rate futures contract to hedge against a market advance when the Fund is holding cash.  The Fund can take advantage of the anticipated rise in the value of long-term securities without actually buying them until the market has stabilized.  At that time, the options can be liquidated and the Fund’s cash can be used to buy long-term securities.

The Fund could also write options on an interest rate futures contract.  The writer of an option on an interest rate futures contract assumes the opposite position from the purchaser of the option.  The writer of a call option, for example, receives the premium paid by the purchaser of the call, and in return assumes the responsibility to enter into a seller’s position in the underlying futures contract at any time the call is exercised.  Because the writer of an option assumes the obligation to purchase or sell the underlying futures contract at a fixed price at any time, regardless of market fluctuations, writing options involves more risk than purchasing options.  To alleviate this risk in part, the Fund would cover any option it wrote, either by owning a position whose price changes would offset the Fund’s obligation under the option (for example, by purchasing the underlying futures contract if the Fund had written a call option) or by segregating assets sufficient to cover its obligations under options it had written. In addition, the Fund would be required to make futures margin payments with respect to options written on futures contracts.  An option on an interest rate futures contract written by the Fund could be terminated by exercise, or the Fund could seek to close out the option on a futures exchange by purchasing an identical option at the current market price.  Writing an option would provide the Fund with income in the form of the option premium.  In addition, writing a call option would provide a partial hedge against declines in the value of securities the Fund owned (but would also limit potential capital appreciation in the securities), and writing a put option would provide a partial hedge against an increase in the value of securities the Fund intended to purchase (but also would expose the Fund to the risk of a market decline).

The Fund will sell put and call options on interest rate futures contracts only as a substitute for the purchase of a futures contract for the purpose of hedging and as part of closing sale transactions to terminate its options positions.  There is no guarantee that such closing transactions can be effected.

There are several risks relating to options on interest rate futures contracts.  The holder of an option on a futures contract may terminate the position by selling or purchasing an offsetting option of the same series.  There is no guarantee that such closing transactions can be effected.  The ability to establish and close out positions on such options will be subject to the existence of a liquid secondary market.  In addition, the purchase of put or call options by the Fund will be based upon predictions as to anticipated interest rate trends by Weitz & Co., which could prove to be inaccurate.  Even if the expectations of Weitz & Co. are correct, there may be an imperfect correlation between the change in the value of the options and of the Fund’s securities.

Bond Index Futures Contracts  Bond index futures contracts are commodity contracts listed on commodity exchanges.  A bond index assigns relative values to bonds included in the index and the index fluctuates with the value and interest rate of the bonds so included.  A futures contract is a legal agreement between a buyer or seller and the clearing house of a futures exchange in which the parties agree to make a cash settlement on a specified future date in an amount determined by the bond index on the last trading day of the contract.  The amount is a specified dollar amount (usually $100 or $500) times the difference between the index value on the last trading day and the value on the day the contract was struck.

The Fund intends to use bond index futures contracts and related options for hedging and not for speculation.  Hedging permits the Fund to gain rapid exposure to or protect itself from changes in the market.  For example, the Fund may find itself with a high cash position at the beginning of a market rally.  Conventional procedures of purchasing a number of individual issues entail the lapse of time and the possibility of missing a significant market movement.  By using bond index futures, the Fund can obtain immediate exposure to the market and benefit from the beginning stages of a rally.  The buying program can then proceed, and once it is completed (or as it proceeds), the contracts can be closed.  Conversely, in the early stages of a market decline, market exposure can be promptly offset by entering into bond index futures contracts to sell units of an index and individual bonds can be sold over a longer period under cover of the resulting short contract position.

The Fund may enter into contracts with respect to any bond index or sub-index.  To hedge the Fund successfully, however, such Fund must enter into contracts with respect to indexes or sub-indexes whose movements will have a significant correlation with movements in the prices of such Fund’s securities.

Options on Bond Index Futures  Bond indices are calculated based on the prices of securities traded on national securities exchanges.  An option on a bond index is similar to an option on a futures contract except all settlements are in cash.  A portfolio exercising a put, for example, would receive the difference between the exercise price and the current index level.  Such options would be used in a manner identical to the use of options on futures contracts.

As with options on bonds, the holder of an option on a bond index may terminate a position by selling an option covering the same contract or index and having the same exercise price and expiration date.  Trading in options on bond indexes began only recently.  The ability to establish and close out positions on such options will be subject to the development and maintenance of a liquid secondary market.  It is not certain that this market will develop.  The Fund will not purchase options unless and until the market for such options has developed sufficiently so that the risks in connection with options are not greater than the risks in connection with bond index futures contracts transactions themselves.  Compared to using futures contracts, purchasing options involves less risk to a portfolio because the maximum amount at risk is the premium paid for the options (plus transaction costs).  There may be circumstances, however, when using an option would result in a greater loss to a portfolio than using a futures contract, such as when there is no movement in the level of the bond index.

Regulatory Matters  The Commodity Futures Trading Commission (the “CFTC”), a federal agency, regulates trading activity on the exchanges pursuant to the Commodity Exchange Act, as amended.  The CFTC requires the registration of “commodity pool operators,” defined as any person engaged in a business which is of the nature of an investment trust, syndicate or a similar form of enterprise, and who, in connection therewith, solicits, accepts, or receives from others portfolios, securities, or property for the purpose of trading in any commodity for future delivery on or subject to the rules of any contract market.  The CFTC has adopted Rule 4.5, which provides an exclusion from the definition of commodity pool operator for any registered investment company which (i) will disclose to its investors the purposes of and limitations on its commodity interest trading; and (ii) will submit to special calls of the CFTC for information.

PART C:  OTHER INFORMATION

Item 23.              Exhibits

Exhibit No.	Description
(a)(1)	Certificate of Trust (1)
(a)(2)	Declaration of Trust (1)
(b)	By-Laws (1)
(c)	Certificates for Shares are not issued
(d)(1)	Management and Investment Advisory Agreement for the Balanced Fund (3)
(d)(2)	Management and Investment Advisory Agreement for the Value Fund (3)
(d)(3)	Management and Investment Advisory Agreement for the Partners Value Fund (3)
(d)(4)	Management and Investment Advisory Agreement for the Hickory Fund (3)
(d)(5)	Management and Investment Advisory Agreement for the Short-Intermediate Income Fund (3)
(d)(6)	Management and Investment Advisory Agreement for the Government Money Market Fund (3)
(d)(7)	Management and Investment Advisory Agreement for the Partners III Opportunity Fund (5)
(d)(8)	Management and Investment Advisory Agreement For the Nebraska Tax-Free Income Fund
(e)	Distribution Agreement (2)
(f)	Not Applicable
(g)(1)	Custodian Agreement (2)
(g)(2)	Appendix A to Custodian Agreement
(h)	Administration Agreement (2)
(i)	Opinion and Consent of Dechert LLP (6)
(j)	Not Applicable
(k)	Not Applicable
(l)	Subscription Agreement (2)
(m)	Not Applicable
(n)	Not Applicable
(o)	Not Applicable
(p)	Code of Ethics — The Weitz Funds, Wallace R. Weitz & Company and Weitz Securities, Inc. (4)

(1) Filed with Registration Statement Dated August 8, 2003.

(2) Filed with Registration Statement Dated September 26, 2003.

(3) Filed with Registration Statement Dated April 1, 2004.

(4) Filed with Registration Statement Dated May 27, 2005

(5) Filed with Registration Statement Dated October 14, 2005

(6) To be Filed by Amendment

Item 24.              Persons Controlled by or under Common Control with the Fund

None.

Item 25.              Indemnification

Reference is made to Article VII Section 3 in the Registrant’s Declaration of Trust which is incorporated by reference herein.   In addition to the indemnification provisions contained in the Registrant’s Declaration of Trust, there are also indemnification and hold harmless provisions contained in the Investment Advisory Agreement, Distribution Agreement, Administration Agreement and Custodian Agreement.

Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to trustees, officers and controlling persons of the Registrant by the Registrant pursuant to the Declaration of Trust or otherwise, the Registrant is aware that in the opinion of the Securities and Exchange Commission, such indemnification is against public policy as expressed in the Act, and therefore, is unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by trustees, officers or controlling persons of the Registrant in connection with the successful defense of any act, suit or proceeding) is asserted by such trustees, officers or controlling persons in connection with the shares being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issues.

Item 26.              Business and Other Connections of Investment Adviser

Name	Positions with Adviser	Principal Occupation (Present and for Past Two Years)
Wallace R. Weitz	President, Treasurer, Director	See caption “Management” in the Statement of Additional Information forming a part of this Registration Statement

Barbara V. Weitz	Vice President, Secretary, Director	Retired: Former Adjunct Faculty Member, University of Nebraska at Omaha

Mary K. Beerling	Vice President, Assistant Secretary, Chief Compliance Officer	See caption “Management” in the Statement of Additional Information forming a part of this Registration Statement

Kenneth R. Stoll	Vice President, Chief Operating Officer	See caption “Management” in the Statement of Additional Information forming a part of this Registration Statement

Bradley P. Hinton	Vice President, Director of Research	See caption “Management” in the Statement of Additional Information forming a part of this Registration Statement

Item 27.              Principal Underwriters

(a)                                  Not applicable.

(b)                                 Directors and Officers:

Name and Principal Business Address	Positions and Offices with Underwriter	Positions and Offices with Registrant
Wallace R. Weitz Suite 600 1125 South 103 Street Omaha, NE 68124-6008	President, Treasurer, Director	President and Trustee

Mary K. Beerling Suite 600 1125 South 103 Street Omaha, NE 68124-6008	Vice President, Secretary, Director	Vice President, Secretary, Chief Compliance Officer

Kenneth R. Stoll Suite 600 1125 South 103 Street Omaha, NE 68124-6008	Vice President	Vice President, Chief Financial Officer

(c)           Not applicable.

Item 28.              Location of Accounts and Records

The accounts, books and other records required to be maintained by the Weitz Funds pursuant to Section 31(a) of the Investment Company Act of 1940 and the rules promulgated thereunder are in possession of:  (1) Wallace R. Weitz and Company, 1125 South 103 Street, Suite 600, Omaha, Nebraska 68124-6008 (records relating to its function as investment adviser, administrator and transfer agent for The Weitz Funds); (2) Weitz Securities, Inc., 1125 South 103rd Street, Suite 600, Omaha, Nebraska 68124-6008 (records relating to its function as distributor for The Weitz Funds); Boston Financial Data Services, Inc., 330 W. 9th Street, Kansas City, Missouri 64105 (records relating to its function as sub-transfer agent for The Weitz Funds), and (3) Wells Fargo Bank Minnesota, N.A., Sixth and Marquette, Minneapolis, Minnesota 55479-0001 (records relating to its function as custodian for The Weitz Funds).

Item 29.              Management Services

Not applicable.

Item 30.              Undertakings

None.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, and the Investment Company Act of 1940, the Registrant has duly caused this Registration Statement on Form N-1A to be signed on its behalf by the undersigned authorized individual in the City of Omaha, State of Nebraska, on the 13th day of October, 2006.

THE WEITZ FUNDS
By:	/s/ Wallace R. Weitz
Wallace R. Weitz, President

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement on Form N-1A has been signed below by the following persons in the capacities indicated on October 13, 2006:

Signature	Title

/s/ Wallace R. Weitz	President and Trustee
Wallace R. Weitz

/s/ Kenneth R. Stoll	Chief Financial Officer
Kenneth R. Stoll

/s/ John W. Hancock*	Trustee
John W. Hancock

/s/ Richard D. Holland*	Trustee
Richard D. Holland

/s/ Thomas R. Pansing, Jr.*	Trustee
Thomas R. Pansing, Jr.

/s/ Delmer L. Toebben*	Trustee
Delmer L. Toebben

/s/ Lorraine Chang*	Trustee
Lorraine Chang

/s/ Roland J. Santoni**	Trustee
Roland J. Santoni

/s/ Barbara W. Schaefer***	Trustee
Barbara W. Schaefer

/s/ Wallace R. Weitz
Wallace R. Weitz
Attorney-in-fact

*	Pursuant to Power of Attorney filed with Registration Statement dated August 8, 2003.
**	Pursuant to Power of Attorney filed March 12, 2004.
***	Pursuant to Power of Attorney filed with Registration Statement dated May 27, 2005.

Exhibits

To

Nebraska Tax-Free Income Fund

Form N-1A

As Filed on October 13, 2006

EXHIBITS

Exhibit No.	Description

(d)(8)	Management and Investment Advisory Agreement for Nebraska Tax-Free Income Fund
(g)(2)	Appendix A to Custodian Agreement